SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

   Filed by the Registrant |X|
   Filed by a Party other than the Registrant |_|

   Check the appropriate box:
   |_| Preliminary Proxy Statement     |_|  Confidential, for Use of the
                                            Commission only (as permitted by
                                            Rule 14a-6(e) (2))
   |X| Definitive Proxy Statement
   |_| Definitive Additional Materials
   |_| Soliciting Material Under Rule 14a-12


                           MAXCOR FINANCIAL GROUP INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
   |X|  No fee required
   |_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:
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   (2)  Aggregate number of securities to which transaction applies:
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   (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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   |_|  Fee paid previously with preliminary materials.
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   |_|  Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1)  Amount Previously Paid:
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   (4)  Dated Filed:
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

                             [GRAPHIC LOGO OMITTED]
                                     MAXCOR


                                                                  April 30, 2002


Dear Stockholder:

      You are cordially invited to attend the 2002 Annual Meeting of Stockholders of Maxcor Financial Group Inc. (the "Company"), to be held at the Company's New York City offices at ONE NEW YORK PLAZA, 16TH Floor, on Thursday, June 6, 2002, at 10:00 A.M. local time.

      At the Meeting, you will be asked to elect a class of directors and approve a new stock option plan and key executive incentive bonus plan for the Company. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. THIS WILL NOT PREVENT YOU FROM VOTING BY BALLOT OR CHANGING YOUR PROXY SHOULD YOU ATTEND THE MEETING AND WISH TO VOTE IN PERSON OR SIMPLY WISH TO CHANGE YOUR VOTE.

      ALSO, PLEASE MARK THE APPROPRIATE SPACE ON THE PROXY CARD IF YOU PLAN TO ATTEND THE MEETING IN PERSON, SO THAT WE CAN MAKE APPROPRIATE ARRANGEMENTS WITH SECURITY AT ONE NEW YORK PLAZA FOR YOUR ATTENDANCE.

      On behalf of the Board of Directors and management of Maxcor Financial Group Inc., we thank you for your continued support and confidence in the Company.

                               Sincerely,


                               /s/ GILBERT D. SCHARF
                               ---------------------------------
                               Gilbert D. Scharf
                               CHAIRMAN, PRESIDENT
                               AND CEO



[GRAPHIC LOGO OMITTED]  M A X F
                        -----------
                        N A S D A Q
                        L I S T E D


--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
  PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY, WHETHER OR NOT
                     YOU PLAN TO ATTEND THE ANNUAL MEETING.
--------------------------------------------------------------------------------

                           Maxcor Financial Group Inc.
     ONE NEW YORK PLAZA, 16TH Floor, New York, NY 10292 o Tel. 212-748-7000
                               o Fax. 212-778-6730

                           MAXCOR FINANCIAL GROUP INC.
                         One New York Plaza, 16th Floor
                            New York, New York 10292

                  NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS

================================================================================


TIME:      10:00 a.m., local time, on Thursday, June 6, 2002

PLACE:     Maxcor Financial Group Inc.
           One New York Plaza, 16th Floor
           New York, NY  10292

PURPOSE:   1. To elect three Class III  directors  to serve for a  three-year term until the third succeeding annual meeting of stockholders in 2005;

           2. To approve the Maxcor Financial Group Inc. 2002 Stock Option Plan;

           3. To approve the Maxcor Financial Group Inc. Key Executive Incentive Bonus Plan; and

           4. To consider such other business as may properly come before the meeting or any adjournments or postponements thereof.

WHO MAY

VOTE: You may vote if you were a record owner of Maxcor Financial Group Inc. common stock at the close of business on Friday, April 26, 2002. A list of stockholders entitled to vote at the meeting will be available at the meeting, and during the ten days prior to the meeting, at the Company's New York City offices, One New York Plaza, 16th Floor, and will be subject to inspection during regular business hours by any stockholder.

           You are cordially invited to attend the meeting. YOUR VOTE IS IMPORTANT. TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE PRE-ADDRESSED STAMPED ENVELOPE PROVIDED.

                                    By Order of the Board of Directors,



                                    Roger E. Schwed

                                    SECRETARY

New York, New York
April 30, 2002

                           MAXCOR FINANCIAL GROUP INC.
                         One New York Plaza, 16th Floor
                            New York, New York 10292

                          ----------------------------
                                 PROXY STATEMENT
                          ----------------------------

      QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND THE ANNUAL MEETING
      ------------------------------------------------------------------------

Q:    WHY AM I RECEIVING THESE MATERIALS?

A: The Board of Directors (the "Board") of Maxcor Financial Group Inc., a Delaware corporation (the "Company"), is providing these proxy materials to you in connection with the Board's solicitation of proxies for the Company's 2002 Annual Meeting of Stockholders (the "Meeting"). You are receiving these materials because you own shares of the Company's common stock, par value $.001 ("Common Stock"). As a stockholder, you are invited to attend the Meeting and are entitled to and requested to vote on the proposals described in this proxy statement and accompanying notice of meeting.

Q:    WHEN AND WHERE IS THE MEETING?

A: The Meeting will take place at the Company's principal executive offices at One New York Plaza, 16th Floor, New York, New York, on Thursday, June 6, 2002, at 10:00 a.m. local time.

Q:    WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

A: The information included in this proxy statement and accompanying notice relates to the proposals to be voted on at the Meeting, the voting process, the compensation of the Company's executive officers and certain other required information. The Company's Annual Report on Form 10-K for the year ended December 31, 2001, which includes the Company's consolidated financial statements for the same period, and a proxy card and return envelope are also enclosed. These proxy materials are first being mailed to stockholders on or about April 30, 2002.

Q:    WHAT PROPOSALS WILL BE VOTED ON AT THE MEETING?

A:    There are three proposals scheduled to be voted on at the Meeting:

      PROPOSAL 1 is for the election to the Board of three Class III directors to serve for a three-year term until the third succeeding annual meeting of stockholders in 2005;

      PROPOSAL 2 is for the approval of the Company's 2002 Stock Option Plan;
      and

      PROPOSAL 3 is for the approval of the Company's Key Executive Incentive Bonus Plan.

Q:    WHAT IS THE BOARD'S VOTING RECOMMENDATION?

A: The Board recommends that you vote your shares "FOR" each of the nominees to the Board, "FOR" approval of the Company's 2002 Stock Option Plan, and "FOR" approval of the Company's Key Executive Incentive Bonus Plan.

Q:    WHICH SHARES OWNED BY ME CAN BE VOTED?

A: All shares of Common Stock owned by you as of the close of business on Friday, April 26, 2002 (the "Record Date"), may be voted by you. These shares include (1) shares that are held directly in your name as the stockholder of record and (2) shares that are held for you as the beneficial owner through a broker, bank, custodian or other nominee.

Q: WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A: Summarized below are some of the distinctions between shares held of record and those owned beneficially.

      STOCKHOLDER OF RECORD

      If your shares are registered directly in your name with the Company's transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by Continental on behalf of the Company. As the stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the Meeting. The Company has enclosed a proxy card for you to use.

      BENEFICIAL OWNER

      If your shares are held in a stock brokerage account or by a bank, custodian or other nominee, you are considered the beneficial owner of shares held in so-called "street name," and these proxy materials are being forwarded to you by your broker or nominee, which is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker how to vote and are also invited to attend the Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Meeting without a signed proxy from the record holder (see "HOW CAN I VOTE MY SHARES IN PERSON AT THE MEETING?" below). Your broker or nominee has enclosed a voting instruction card for you to fill out and return in order to direct the broker or nominee how to vote your shares (the card may also describe how you can alternatively instruct the broker or nominee by telephone or using the Internet). If, as a beneficial owner, you fail to provide voting instructions with respect to some or all of your shares, the rules that govern brokers who are the record holders of street name shares permit such brokers to vote such shares in their discretion with respect to what are considered to be routine matters, such as the election of directors, but not with respect to non-routine matters, such as proxy contests, merger proposals and other matters affecting the rights and privileges of a company's securities. At the Meeting, you are being asked to vote on both routine and non-routine matters. Proposal 1, for the election of directors, is considered routine, and a broker may return a proxy card on behalf of a beneficial owner from whom the broker has not received instructions. Proposals 2 and 3, respectively for approval of the Company's 2002 Stock Option Plan and the Company's Key Executive Incentive Bonus Plan, are considered non-routine because they authorize issuances of Common Stock in excess of 5% of the currently outstanding amount. The broker's inability to vote on these two proposals in the absence of instructions from the beneficial owner is commonly referred to as a "broker non-vote." Broker non-votes are counted for the purpose of determining the presence of a quorum, but are not counted for determining the number of votes cast on non-routine matters.

Q:    HOW CAN I VOTE MY SHARES IN PERSON AT THE MEETING?

A: If you are a stockholder of record at the close of business on April 26, 2002, and plan to attend the Meeting and vote in person, the Company will give you a ballot when you arrive. Shares held directly in your name as the stockholder of record may be voted in person at the Meeting. If you plan on so voting, please bring proof of identification. Shares held in street name may be voted in person by you at the Meeting only if you obtain and bring with you a signed proxy from the record holder giving you the right to vote the shares. EVEN IF YOU CURRENTLY PLAN TO ATTEND THE MEETING, WE RECOMMEND THAT YOU ALSO SUBMIT YOUR PROXY AS DESCRIBED BELOW IN "HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE MEETING?" SO THAT YOUR VOTE WILL BE COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE MEETING.

Q:    HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE MEETING?

A: Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the Meeting. If you are a stockholder of record, you may vote by filling out and signing the enclosed proxy card and returning it in the enclosed pre-stamped envelope. If your shares are held in street name, you may vote by submitting voting instructions to your broker or nominee using the voting instruction card and return envelope included with these materials by your broker or nominee. Alternatively, most voting instruction cards also describe how you can instruct your broker or nominee by telephone or using the Internet. Regardless of how your shares are held, if you provide specific voting instructions, your shares will be voted as you instruct. If you sign a proxy but do not provide instructions, your shares will be voted as described below in "HOW ARE VOTES COUNTED?"

Q:    HOW ARE VOTES COUNTED?

A: In Proposal 1, the election of directors, you may vote (1) "FOR ALL" with respect to the nominees, which means you are casting a vote in favor of each nominee, (2) "WITHHOLD ALL" with respect to the nominees, which means you are withholding your vote from each nominee, or (3) "FOR ALL EXCEPT" with respect to the nominees, which means you are casting a vote in favor of each nominee other than any nominee's name that you fill in on the provided blank line. In each of Proposals 2 and 3, respectively soliciting the approval of the Company's 2002 Stock Option Plan and the Company's Key Executive Incentive Bonus Plan, you may vote "FOR," "AGAINST" or "ABSTAIN."

      If you simply sign your proxy card or broker voting instruction card, without indicating your vote or providing any instructions, your shares will be voted in accordance with the recommendations of the Board with respect to the proposals described herein ("FOR ALL" of the Company's nominees to the Board, "FOR" approval of the Company's 2002 Stock Option Plan, and "FOR" approval of the Company's Key Executive Incentive Bonus
      Plan) and in the discretion of the proxy holders on any other matters that properly come before the Meeting. If you hold shares in street name and fail to respond to the voting instruction card of your broker or other nominee, under applicable rules your shares may be voted in the discretion of such broker or nominee with respect to Proposal 1, but not with respect to either Proposal 2 or Proposal 3 (and if any other matter were properly to come before the Meeting, the nature of such matter would determine whether the broker or nominee has such discretion). At this time, the Board is not aware of any matters that will come before the meeting other than the three proposals described herein.

Q:    CAN I CHANGE MY VOTE?

A: You may change your proxy instructions at any time prior to the vote at the Meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the Meeting and voting in person. Attendance at the Meeting, however, will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held beneficially by you, you must accomplish a change in your vote by submitting new voting instructions to your broker or nominee who, in turn, must timely submit your revised proxy prior to the vote at the Meeting.

Q:    HOW MANY SHARES IN TOTAL ARE ENTITLED TO VOTE?

A: At the close of business on the Record Date, 7,528,524 shares of Common Stock were outstanding and entitled to vote at the Meeting. On all matters to be voted upon at the Meeting, holders of shares of Common Stock vote as a single class with each record holder entitled to one vote per share. Stockholders do not have cumulative voting rights with respect to the election of directors.

Q:    WHAT IS THE QUORUM REQUIREMENT FOR THE MEETING?

A: The quorum requirement for holding the Meeting and transacting business is the presence, in person or by proxy, of holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting, or 3,764,263 shares.

Q:    WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE PROPOSALS?

A: Directors will be elected (Proposal 1) if they receive a plurality of the votes cast at the Meeting, meaning that the three nominees for director who receive the greatest number of "FOR" votes are elected. Each of Proposal 2 and Proposal 3, respectively relating to the Company's 2002 Stock Option Plan and Key Executive Incentive Bonus Plan, will be approved if it receives the affirmative vote of the majority of the shares present and entitled to vote on the subject matter at the Meeting.

Q:    WHAT IF I ABSTAIN OR WITHHOLD AUTHORITY TO VOTE ON A PROPOSAL?

A: If you sign and return your proxy card marked "withhold" (in the case of Proposal 1) or "abstain" (in the case of either Proposal 2 or Proposal 3), or provide such instructions to your broker or nominee with respect to any shares you hold in street name, then your shares will not be voted on that proposal, although your shares will be counted for purposes of determining whether a quorum is present. Because Proposal 1 involves three nominees being considered for three positions and is determined by a plurality of the votes cast at the Meeting, withholding authority for any nominee essentially has no effect on the result. In the case of Proposal 2 and Proposal 3, however, because approval requires the affirmative vote of the majority of the shares present and entitled to vote, an abstention will have the same effect as a negative vote. Broker non-votes are counted for the purpose of determining the presence of a quorum, but not otherwise.

Q:    WHAT IS THE PURPOSE OF THE SECOND AND THIRD PROPOSALS?

A: The purpose of the Second and Third Proposals is to secure stockholder approval of the Maxcor Financial Group Inc. 2002 Stock Option Plan and the Maxcor Financial Group Inc. Key Executive Incentive Bonus Plan.

Q: WHY AM I BEING ASKED TO APPROVE THE STOCK OPTION PLAN AND THE KEY EXECUTIVE INCENTIVE BONUS PLAN?

A: You are being asked to approve the plans so that, among other things, we can grant awards under them that satisfy an exception to the applicability of Section 162(m) of the Internal Revenue Code.

Q:    WHAT DOES SECTION 162(M) OF THE INTERNAL REVENUE CODE PROVIDE?

A: In the case of a publicly held corporation, such as the Company, Section 162(m) of the Internal Revenue Code generally prohibits a tax deduction for compensation paid to certain executive officers (our CEO and next four most highly compensated officers) in excess of $1 million per year. However, there is an exception to this rule for compensation that is "performance-based." For compensation to qualify as performance-based, it must be paid pursuant to a plan approved by stockholders (among other requirements). We are asking for your approval to satisfy this requirement.

Q: WHY AM I NOT BEING ASKED TO RATIFY THE COMPANY'S SELECTION OF AUDITORS FOR FISCAL 2002?

A: The Company's independent accountants for its last five fiscal years have been PricewaterhouseCoopers LLP. The meeting of the Company's Audit Committee at which it will be decided whether or not to retain PricewaterhouseCoopers LLP for the audit of the Company's financial statements for the fiscal year ending December 31, 2001 is not scheduled to be held until after the mailing of this proxy statement. Accordingly, this year we are not asking stockholders to ratify the selection of independent accountants that is ultimately made. The selection of independent accountants for fiscal 2002, when made, will be disclosed separately in a press release and/or an appropriate filing with the Securities and Exchange Commission.

Q:    WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY OR VOTING INSTRUCTION
      CARD?

A: It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:    WHO WILL COUNT THE VOTES?

A: A representative of Continental Stock Transfer & Trust Company, the Company's transfer agent, will tabulate the votes and act as an inspector of election.

Q:    WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

A: The Company will announce the preliminary voting results at the Meeting and will publish final results not later than in its Quarterly Report on Form 10-Q for the three months ending June 30, 2002.

                              ELECTION OF DIRECTORS
                         (PROPOSAL 1 ON THE PROXY CARD)

      Article SIXTH of the Company's Restated Certificate of Incorporation provides that the number of directors shall be not less than three nor more than twelve, and empowers the Company's Board of Directors to fix the exact number of directors and to fill any vacancies on the Board. Article SIXTH further provides that the Board shall be divided into three classes: Class I, Class II and Class III, with each class to consist, as nearly as possible, of one-third of the members of the Board. The Company's Board of Directors has set the number of directors at nine, with three directors in each Class. The term of the Class III directors will expire at the Meeting, the term of the Class I directors will expire at the next annual meeting of stockholders in 2003 and the term of the Class II directors will expire at the second succeeding annual meeting of stockholders in 2004. Under Article SIXTH, directors elected at an annual meeting of stockholders to succeed those whose terms expire are identified as being of the same class as those directors they succeed and are elected for a term to expire at the third annual meeting of stockholders after their election.

      At the Meeting, three Class III directors will be elected to hold office for a three-year term until the third succeeding annual meeting of stockholders in 2005 or until their successors are elected and shall have been qualified. GILBERT D. SCHARF, MICHAEL J. SCHARF AND LARRY S. KOPP have been nominated for election as Class III directors of the Company. Each of these nominees is currently serving as a Class III director of the Company.

      SHARES AUTHORIZED TO BE VOTED BY THE PROXIES NAMED IN A RETURNED PROXY CARD WILL BE VOTED "FOR" THE ELECTION OF MESSRS. G. SCHARF, M. SCHARF AND L. KOPP UNLESS AUTHORITY TO DO SO IS WITHHELD AS PROVIDED IN THE PROXY CARD. The nominees have consented to serve if elected and the Board of Directors has no reason to believe that the nominees will be unable to accept the office of director, but if such contingency should arise, it is the intention of the proxies named in the proxy card to vote for such person or persons as the Board of Directors may recommend.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THESE THREE NOMINEES AS DIRECTORS OF THE COMPANY.

      Certain information with respect to the nominees for election as directors proposed by the Company and the other directors whose terms of office as directors will continue after the Meeting is set forth below.

NOMINEES FOR ELECTION:

CLASS III DIRECTORS

      GILBERT D. SCHARF, 53, has been Chairman of the Board, President and Chief Executive Officer of the Company since its inception in 1994. Since April 1993, Mr. Scharf has been a director and Secretary of Niagara Corporation, a holding company with operating subsidiaries in the business of manufacturing cold drawn steel bars ("Niagara"). From 1985 to January 1989, Mr. Scharf was a Managing Director of Lazard Brothers & Co. Ltd. in London, where he was responsible for establishing and managing capital market activities. From 1983 to 1985, Mr. Scharf was the General Partner of Mendez, Scharf & Co., a private investment partnership. From 1978 to 1983, Mr. Scharf was a Managing Director at Morgan Stanley & Co. Incorporated ("Morgan Stanley"), where he managed all corporate and international bond trading and new issue commitments and the money market department, and was co-chairman of the risk management committee. Upon consummation of the Company's August 1996 acquisition of Euro Brokers Investment Corporation ("Euro Brokers"), Mr. Scharf became the Vice-Chairman of Euro Brokers and is currently the Chairman, President and Chief Executive Officer of Euro Brokers, as well as of a number of its subsidiaries. Mr. Scharf earned a B.A. degree from Duke University. He is Chairman of the Board's Executive Committee.

      MICHAEL J. SCHARF, 59, has been a director of the Company since its inception in 1994 and, until August 1997, was also Vice President, Secretary and Treasurer of the Company. Since April 1993, Mr. Scharf has been the Chairman of the Board, President and Chief Executive Officer of Niagara. From October 1983 to August 1989, Mr. Scharf was the Chairman and Chief Executive Officer of Edgcomb Steel of New England, Inc. and its successor corporation, Edgcomb Corporation, which was, from 1984 to 1989, one of the largest independent metals service center and distribution companies in the United States. Edgcomb Corporation was sold in 1989 to a company controlled by The Blackstone Group. From 1989 (when Edgcomb was sold) until 1993 (when Niagara was founded), Mr. Scharf managed his personal investments. Mr. Scharf received an A.B. degree from Princeton University and an M.B.A. from Harvard Business School. He is a member of the Board's Executive Committee.

      LARRY S. KOPP, 59, has been a director of the Company since its inception in 1994 and is currently a private investor and a Managing Member of Globe Capital Managers, LLC, a private investment vehicle. From November 1992 through June 1999, Mr. Kopp was a Managing Director of Frank Russell and Company, a pension consulting firm that was acquired by The Northwestern Mutual Life Insurance Company in 1999. From 1978 to November 1992, Mr. Kopp held several senior management positions in strategic growth areas of Citicorp, including General Manager of its bank card business and Chairman of Citicorp Insurance Services. From 1974 to 1978, Mr. Kopp was involved in venture capital transactions and was an advisor at E.M. Warburg Pincus and Company, where he served as a consultant to corporations regarding strategic planning, turnarounds, financial restructuring and sales of assets. Mr. Kopp earned B.A. and M.B.A. degrees from Stanford University. He is Chairman of the Board's Compensation Committee.

DIRECTORS CONTINUING IN OFFICE:

CLASS I DIRECTORS

      JAMES W. STEVENS, 65, has been a director of the Company since its August 1996 acquisition of Euro Brokers, when he became the designee to the Board of Directors, pursuant to the acquisition agreement, of Euro Brokers and its largest stockholder, Welsh, Carson, Anderson & Stowe, and has since been re-elected by the Company's stockholders at the Company's 1997 and 2000 annual meetings. Mr. Stevens has held various senior positions at The Prudential Insurance Company of America ("Prudential") from October 1987 through December 1994. Mr. Stevens retired from Prudential in January 1995. As an Executive Vice President of Prudential, from October 1987 to December 1994, his responsibilities included serving on the Operating Council since 1993 and serving as Chairman and Chief Executive Officer of the Prudential Asset Management Group with responsibility for global institutional money management since 1993. From April 1985 to October 1987, he was a Managing Director of Dillon Read & Co. Inc. ("Dillon Read") in its investment banking and private investment origination group. From 1974 to 1985, Mr. Stevens held several senior positions at Citicorp, including Chairman of Citicorp Venture Capital Ltd. and Group Executive of the Capital Markets Group, responsible for the Western Hemisphere merchant banking and investment management activities of Citicorp. Mr. Stevens currently serves on the boards of directors of Biogen, Inc. and Markem Corporation. Mr. Stevens received his B.A. degree from Williams College and his M.B.A. from New York University. He is Chairman of the Board's Audit Committee.

      FREDERICK B. WHITTEMORE, 70, has been a director of the Company since its inception in 1994. Mr. Whittemore currently serves as a member of the boards of directors of Partner Re Services Ltd., Southern Pacific Petroleum and Chesapeake Energy Corporation. Since 1989, Mr. Whittemore has been an Advisory Director at Morgan Stanley. Mr. Whittemore started at Morgan Stanley in 1958; he was a Partner from 1967 to 1970 and a Managing Director from 1970 until 1988. He was a senior banker in Corporate Finance, Mergers and Acquisitions and Capital Markets, and Syndicate Manager responsible for organizing and pricing all public offerings. Mr. Whittemore has also been a member of the Council of Foreign Relations since 1983 and was Chairman of the Board, Amos Tuck School of Business Administration at Dartmouth College from 1988 to June 1992. From 1977 to 1984, Mr. Whittemore was a Governor of the American Stock Exchange ("AMEX") and from 1982 to 1984 he was Vice Chairman of AMEX. Mr. Whittemore earned an A.B. degree from Dartmouth College and an M.B.A. from the Amos Tuck School of Business Administration. He is a member of the Board's Audit Committee.

      ROBIN A. CLARK, 32, was appointed a director of the Company in January 2000. Mr. Clark is Chief Executive Officer of Euro Brokers Holdings Limited, the Company's holding corporation for its London operations, and Joint Chairman of its Euro Brokers Finacor venture. Mr. Clark joined Maxcor in 1994 to establish its yen derivatives business in London, and assumed management responsibility for its London operations in November 1996. Prior to joining Maxcor, Mr. Clark was Divisional Director at M.W. Marshalls & Co.

CLASS II DIRECTORS

      KEITH E. REIHL, 50, has been a director of the Company since April 1997, and Chief Operating Officer of the Company from November 2001 to date. From August 1997 to November 2001, Mr. Reihl was Chief Financial Officer of the Company. Mr. Reihl also served as Treasurer of the Company from August 1997 through November 1998. Mr. Reihl also is the Chief Operating Officer and Treasurer of Euro Brokers and a number of its subsidiaries, as well as a member of such companies' respective boards of directors. Prior to being appointed Chief Operating Officer of such companies in November 1996, Mr. Reihl had served since 1983 as the Chief Financial Officer of Euro Brokers and a number of its subsidiaries. Prior to that time, Mr. Reihl was employed for nine years by Price Waterhouse LLP, serving lastly as Senior Audit Manager. Mr. Reihl is a certified public accountant and received his B.A. degree in accounting from Elizabethtown College in 1974.

      WILLIAM B. WIGTON, 55, has been a director of the Company since its August 1996 acquisition of Euro Brokers. Mr. Wigton was a founding member and is a Senior Managing Partner of Merrion Group, LLC, a broker-dealer since its inception in 1989. He is also a managing director of and investor in Merrion Investors, LLC, a private investment fund, and a managing director of Merrion Partners, L.P. From 1996 to 1997 he served as a director of Munn, Bernhard & Associates, a registered investment adviser. Mr. Wigton is also a director and shareholder in Traquair Corp. From 1981 to 1989, Mr. Wigton was employed at Lazard Freres & Co. and was a general partner from 1987 to 1989, with responsibility for corporate bond sales. From 1979 to 1981, Mr. Wigton was a Senior Vice President at Dillon Read. Prior thereto, he was associated from 1975 to 1979 with Morgan Stanley and from 1970 to 1975 with Morgan Guaranty Trust Company. Mr. Wigton received his B.A. degree from Lynchburg College. He is a member of the Board's Compensation Committee.

      OSCAR M. LEWISOHN, 63, was appointed a director of the Company in January 2000. Mr. Lewisohn is currently Chairman of Soditic Limited, the London subsidiary of the Soditic Group, a European investment banking group with other offices in Geneva, Milan and Jersey, Channel Islands. He is also an advisor to Mercury Asset Management, London. In Switzerland, Mr. Lewisohn is a director of the HSBC Republic Bank (Suisse) S.A., Geneva. Mr. Lewisohn was formerly a Deputy Chairman of S.G. Warburg & Co. Ltd. in London from 1987 to 1994, and a director of the S.G. Warburg Group plc from 1985 to 1995. Mr. Lewisohn is a Life Governor of the Imperial Cancer Research Fund, London, and a member of the President's Committee of the Memorial Sloan Kettering Cancer Center, New York. He became a member of the Board's Audit Committee in November 2000.

COMMITTEES, MEETINGS AND COMPENSATION OF THE BOARD OF DIRECTORS

      During 2001, the Board of Directors met six times. The Board of Directors has standing Executive, Audit and Compensation Committees. The Executive Committee is currently comprised of Messrs. Gilbert Scharf (Chairman) and Michael Scharf, and is authorized to exercise all powers and authority of the Board of Directors, except those reserved to the Board by law, Board resolution or the Company's Restated Certificate of Incorporation or By-laws. The Executive Committee did not meet during 2001.

      The Audit Committee is comprised of Messrs. Stevens (Chairman), Whittemore and Lewisohn and recommends to the Board of Directors the accounting firm to be appointed as independent accountants for the Company; reviews with the Company's management and independent accountants the Company's quarterly and annual operating results; and reviews with the Company's independent accountants the scope and results of their audit and the adequacy of the Company's internal accounting procedures and systems. In 2001, the Audit Committee met once formally in order to review the results of the audit by the Company's independent accountants of the Company's financial statements for the fiscal year ending December 31, 2000, and three times informally, by teleconference, in order to review the Company's quarterly operating results for each of the first three fiscal quarters of 2001.

      The Compensation Committee is comprised of Messrs. Kopp (Chairman) and Wigton and determines or recommends to the full Board the cash and non-cash compensation payable to executive officers of the Company and the stock-based or other compensation plans to be adopted by the Company. The Compensation Committee administers the Company's 1996 stock option plan (the "Option Plan") and, if approved by stockholders, will also administer the Company's 2002 Stock Option Plan and the Company's Key Executive Incentive Bonus Plan. The Compensation Committee met two times during 2001.

      It is believed that all directors attended 75% or more of the combined total meetings of the Board and Board Committees on which they served, but because of the destruction of the Company's records of attendance as a result of the terrorist attacks of September 11, 2001, the Company cannot confirm this statement with certainty.

      The non-employee members of the Board of Directors are compensated in a manner and at a rate determined from time to time by the full Board. On July 3, 2001, each non-employee member of the

Board of Directors (Messrs. Stevens, Whittemore, Kopp, Wigton and M. Scharf) received a grant of 10,000 options under the Option Plan (in addition to grants made in prior fiscal years). Each grant is exercisable at $3.00 per share and vests in equal 50% increments on the dates respectively six months and twelve months after the date of grant. Beginning in 2001, all non-employee directors are also being compensated with an annual stipend of $10,000, payable semi-annually in arrears, plus reimbursement of reasonable expenses to attend each meeting of the Board or Committee of the Board upon which they sit. Previously, such directors were compensated annually in arrears (on or before the time of the Company's annual meeting) at the rate of $500 for each Board or Committee meeting attended, plus such reimbursements.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      Set forth below is certain information concerning beneficial ownership of Common Stock (i) as of the Record Date, by (x) each director and director nominee of the Company, (y) each named executive officer (see below) of the Company and (y) all executive officers and directors of the Company as a group and (ii) based on public filings made through April 24, 2002, by persons known to the Company as of such date to be the beneficial owners of 5% or more of the outstanding shares of Common Stock.

                 BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK

                                                         PERCENTAGE
NAME(1)                     NUMBER OF SHARES(2)      BENEFICIALLY OWNED(3)
----                        ----------------         ------------------

Gilbert D. Scharf (4).....       1,384,732                 17.9
Michael J. Scharf (5).....         472,817                  6.3
James W. Stevens..........          45,000                   *
Frederick B. Whittemore...          68,335                   *
Larry S. Kopp.............          71,500                   *
William B. Wigton.........          35,000                   *
Oscar Lewisohn (6)........          35,000                   *
Keith E. Reihl............         348,280                  4.5
Robin A. Clark (7)........         129,190                  1.7
Roger E. Schwed (8).......          99,000                  1.3
Steven R. Vigliotti.......          22,700                   *
All executive officers
and directors as a group
(11 persons)..............       2,711,554                 32.8

---------------
*  Less than 1%

(1) The address of each stockholder is c/o Maxcor Financial Group Inc., One New York Plaza, 16th Floor, New York, New York 10292.

(2) Includes shares of Common Stock issuable upon exercise of stock options held by each stockholder that are currently exercisable or exercisable within 60 days ("Exercisable Options"). Beneficial ownership of Exercisable Options is as follows: James W. Stevens - 35,000; Frederick B. Whittemore - 35,000; Larry S. Kopp - 35,000; William B. Wigton - 35,000; Michael J. Scharf - 25,000; Oscar M. Lewisohn - 15,000; Gilbert D. Scharf - 226,250; Keith E. Reihl - 157,500; Robin A. Clark - 80,000; Roger E. Schwed - 80,000; Steven
    R. Vigliotti - 12,500; and all executive officers and directors as a group - 736,250.

(3) Based on 7,528,524 shares of Common Stock outstanding as of the Record Date, plus any shares issuable upon exercise of Exercisable Options held by the stockholder (but not by any other stockholders).

(4) Includes 994,976 shares of Common Stock that are held in the Gilbert D. Scharf Living Trust, of which Mr. G. Scharf is the sole trustee.

(5) Includes 3,733 shares of Common Stock that are held in the Michael J. Scharf 1987 Grantor Income Trust, of which Mr. M. Scharf is a trustee, and 9,500 shares of Common Stock that are held in the Scharf Family 1989 Trust, of which Mr. M. Scharf is a trustee.

(6) Mr. Lewisohn is a settlor, but neither a trustee nor a beneficiary, of a trust established for the benefit of certain immediate family members who do not share his household. Mr. Lewisohn does not retain any power to revoke the trust. As of the Record Date, the trust held 69,143 shares of Common Stock. Mr. Lewisohn disclaims beneficial ownership of, and any pecuniary interest in, such shares.

(7) Includes 29,630 shares of Common Stock that are held in Mr. Clark's self-investing pension account.

(8) Includes 14,000 shares of Common Stock jointly owned with Mr. Schwed's spouse, and 2,000 shares held in a custodial account, for which Mr. Schwed is the custodian, for a minor son.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

      Gilbert D. Scharf and Michael J. Scharf are brothers. There are no other family relationships among the Company's directors, executive officers or persons nominated or chosen by the Company to become a director or executive officer.

      In April 2002, a subsidiary of the Company provided Robin A. Clark, a director and executive officer, with a (pound)120,000 advance on his anticipated future 2002 compensation. The advance does not bear interest and is repayable upon demand to the extent not previously recouped.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, officers and persons who beneficially own more than 10% of a registered class of the Company's equity securities ("10% stockholders") to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and changes in ownership in the Company's equity securities and to furnish the Company with copies of all such forms. Based solely on its review of the copies of such forms received by it, and written representations from certain of the reporting persons that no other reports were required, the Company believes that all such Section 16(a) filing requirements applicable to its directors, officers and 10% stockholders with respect to the Company's fiscal year ending December 31, 2001 and its prior fiscal years were complied with on a timely basis, except that one director and executive officer, Robin A. Clark, reported late on Form 5 a single acquisition of 2,500 shares of Common Stock that should have earlier been reported on a Form 4.

                        EXECUTIVE OFFICERS OF THE COMPANY

      Set forth below is certain information with respect to each of the executive officers of the Company who is not also a director or director nominee of the Company.

      ROGER E. SCHWED, 44, has been General Counsel of the Company since October 1996, Executive Vice President of the Company since November 2001 and Secretary of the Company since August 1997. From October 1996 to November 2001, Mr. Schwed was Vice President of the Company. Mr. Schwed is also Executive Vice President, General Counsel and Secretary of Euro Brokers and Executive Vice President and Secretary of a number of Euro Brokers subsidiaries. Prior to joining the Company, from March 1995 to September 1996, Mr. Schwed was Counsel at the law firm Skadden, Arps, Slate, Meagher & Flom LLP in New York, and, from October 1987 to February 1995, an attorney at the law firm Cleary, Gottlieb, Steen & Hamilton. Mr. Schwed received an A.B. degree from Princeton University in 1979 and a J.D. degree from Columbia University School of Law in 1986.

      STEVEN R. VIGLIOTTI, 34, has been Chief Financial Officer of the Company since November 2001 and Treasurer of the Company since December 1998. He has also been Chief Financial Officer of Euro Brokers since May 1998 and Chief Financial Officer of a number of Euro Brokers' subsidiaries since July 1998. Prior to joining Euro Brokers, Mr. Vigliotti was employed by the accounting firm of BDO Seidman, LLP for approximately seven years, lastly as an Audit Partner in the firm's financial services group. Mr. Vigliotti is a certified public accountant and received his B.B.A. degree in accounting from Hofstra University in 1990.

                       COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

      The following table summarizes compensation paid by the Company and its subsidiaries, during each of the last three fiscal years, to its Chief Executive Officer and its four remaining most highly compensated executive officers as of December 31, 2001 (collectively, the "Named Executive Officers").

                                                 SUMMARY COMPENSATION TABLE AND LONG-TERM COMPENSATION AWARDS

                                                                                   LONG TERM
                                                                                  COMPENSATION
                                                 ANNUAL COMPENSATION(1)       ---------------------
          NAME AND               FISCAL          -------------------          SECURITIES UNDERLYING     ALL OTHER
     PRINCIPAL POSITION           YEAR         SALARY           BONUS         OPTIONS (# OF SHARES)    COMPENSATION(2)
     ------------------           ----         ------           -----         ---------------------    ------------

Gilbert D. Scharf,                2001        $ 443,750     $  1,000,000               30,000              $ 3,301
  Chairman of the                 2000          425,000          250,000               40,000                3,325
  Board, President                1999          425,000          350,000                   --                3,086
  and Chief Executive
  Officer

Keith E. Reihl,                   2001        $ 293,750      $   590,000               20,000              $ 6,637
  Chief Operating Officer         2000          275,000          175,000               40,000                6,664
                                  1999          275,000          275,000                   --                6,568

Robin A. Clark                    2001        $ 431,850      $   482,233               25,000              $   360
  Chief Executive Officer         2000          447,980          291,020               30,000                  364
  of Euro Brokers London          1999          524,908          197,050                   --                  389
  Operations (3)

Roger E. Schwed,                  2001        $ 250,000      $   425,000               15,000              $ 2,479
  Executive Vice President        2000          250,000          200,000               30,000                2,506
  and General Counsel             1999          250,000          200,000                   --                2,410

Steven R. Vigliotti,              2001        $ 191,667      $   400,000               30,000              $ 1,933
  Chief Financial Officer         2000          150,000          135,000               10,000                1,960
                                  1999          150,000           90,000                   --                1,893

(1) Certain perquisites and other personal benefits that aggregate in each case to less than the lesser of either $50,000 or 10% of the Named Executive Officer's annual salary and bonus have been omitted from annual compensation pursuant to item 402(b)(2)(iii)(C)(1) of Regulation S-K.

(2) Amounts for each of Messrs. Scharf, Reihl and Schwed include annual premiums ranging from $546 to $1,368 paid by Euro Brokers Inc. on travel accident insurance policies providing coverage of $2.5 million for Mr. Scharf and $1 million for each of Messrs. Reihl and Schwed. Amounts for Mr. Reihl also include an annual premium of $4,158 paid by Euro Brokers Inc. on a long-term disability policy currently providing for, in the event of disability, monthly payments for life of $7,200. Amounts for all Named Executive Officers, other than Mr. Clark, also include (x) $1,000 contributions annually made by Euro Brokers Inc. to the Euro Brokers Inc. 401(k) Savings Plan and (y) annual premiums ranging from $893 to $960 paid by Euro Brokers Inc. on life insurance policies providing coverage for such officers of two times current total annual earnings (base salary plus trailing twelve months of bonuses), up to a maximum coverage of $500,000. Amounts for Mr. Clark are comprised of pro rated annual premiums paid by Euro Brokers London operations on a group life insurance policy providing coverage for Mr. Clark of four times his base salary, up to a maximum coverage in 2001 of (pound)381,600.

(3) All amounts for Mr. Clark reflect the U.S. dollar equivalent of amounts actually paid in British pounds sterling, using average U.S. dollar/pounds sterling exchange rates of 1.4395, 1.5118 and 1.6151 for 2001, 2000 and 1999, respectively. In May 1998, in connection with the commencement of a prior employment agreement, Mr. Clark also received an advance from a U.S. affiliate of (pound)120,000, equivalent to (pound)200,000 on a gross basis, to be deemed earned at the end of two years under certain conditions, including Mr. Clark remaining continuously employed under the employment agreement during such period. Accordingly, for purposes of the table above, (pound)33,333 and (pound)100,000, representing pro-rated portions of the gross advance, have been included in Mr. Clark's salary for 2000 and 1999, respectively.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

      The following table sets forth certain information concerning grants of stock options made during the fiscal year ended December 31, 2001 to each of the Named Executive Officers.

                                                                                          POTENTIAL REALIZABLE VALUE
                                                                                           AT ASSUMED ANNUAL RATES OF
                           NUMBER OF       PERCENTAGE OF                                         STOCK PRICE
                           SECURITIES      TOTAL OPTIONS                                       APPRECIATION FOR
                           UNDERLYING       GRANTED TO        EXERCISE     OPTION TERM         OPTION TERM (3)(4)
                            OPTIONS        EMPLOYEES IN       PRICE PER     EXPIRATION       ----------------------
          NAME              GRANTED (1)    FISCAL YEAR (2)      SHARE          DATE            5%              10%
          ----              -------        ---------------      -----          ----          ----------------------

Gilbert D. Scharf             30,000           10.7             $ 3.00        7/2/11     $  50,247.83   $ 133,321.23

Keith E. Reihl                20,000            7.1               3.00        7/2/11        33,498.55      88,880.82

Robin A. Clark                25,000            8.9               3.00        7/2/11        41,873.19     111,101.02

Roger E. Schwed               15,000            5.4               3.00        7/2/11        25,123.91      66,660,61

Steven R. Vigliotti           30,000           10.7               3.00        7/2/11        50,247.83     133,321.23

(1) Grant is under the Option Plan to acquire shares of Common Stock. Grant was made on July 3, 2001, vests in equal 25% increments on each of the first through fourth anniversaries of the date of grant and expires on July 2, 2011. Each option under the grant has an exercise price of $3.00, which was above the fair market value of the shares, as defined in the Option Plan, of $2.87 (i.e., the average of the closing bid and asked price for the shares for the date preceding the option grant date). All grants are non-qualified stock options. Upon the occurrence of a "Change in Control" (as defined in the Option Plan), any options not then exercisable will become immediately exercisable.

(2) Percentages calculated using a denominator of 280,000, representing the total amount of new options granted to employees and directors in 2001.

(3) These amounts reflect the difference obtained by subtracting (i) the product of the option's exercise price per share ($3.00) and the total number of shares of Common Stock underlying the option from (ii) the stated rate of interest (5% or 10%) applied, on an annually compounded basis over the term of the option, to the product of the fair market value of the shares, as defined in the Option Plan, as of the date of the option grant ($2.87), and the total number of shares of Common Stock underlying the option.

(4) These amounts represent certain assumed rates of appreciation only, in accordance with SEC rules. Actual gains, if any, on stock option exercises are dependent upon the future market performance of the Common Stock and the date(s) on which the options are exercised, and may be significantly greater or less than the amounts reflected in the table.

AGGREGATED STOCK OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

      The following table sets forth, for each Named Executive Officer, (i) information on stock options exercises made by such Named Executive Officer during the fiscal year ended December 31, 2001, (ii) the number of shares of Common Stock underlying the total number of options held by such Named Executive Officer at the Company's December 31, 2001 fiscal-year end, with those options that were then exercisable and those that were then unexercisable separately identified, and (iii) based on the difference between the exercise price of stock options held by such Named Executive Officer and the closing sale price for the Common Stock of $5.38 per share on December 31, 2001, the value of unexercised "in-the-money" stock options held by such Named Executive Officer as of December 31, 2001, with those options that were then exercisable and those that were then unexercisable separately identified.

                          NUMBER OF                    NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                           SHARES                 UNDERLYING UNEXERCISED OPTIONS         IN-THE-MONEY OPTIONS
                          ACQUIRED                    AT 2001 FISCAL YEAR-END           AT 2001 FISCAL YEAR-END
                            UPON        VALUE      ----------------------------     -----------------------------
NAME                      EXERCISE     REALIZED    EXERCISABLE    UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
----                      --------     --------    -----------    -------------     -----------     -------------

Gilbert D. Scharf         100,000      $253,000       216,250         78,750         $717,512.50     $215,437.50

Keith E. Reihl               0                0       147,500         62,500          492,450.00      172,950.00

Robin A. Clark               0                0        72,500         52,500          240,475.00      138,725.00

Roger E. Schwed              0                0        67,500         47,500          223,575.00      131,825.00

Steven R. Vigliotti          0                0        10,000         40,000           32,275.00      100,625.00

EMPLOYMENT AGREEMENTS

      The Company has recently approved the terms of new or amended employment agreements for each of the Named Executive Officers, other than Mr. Clark, and a change in control severance agreement for Mr. Clark to supplement his existing employment agreement with the Company's London subsidiary. The terms of these agreements are described below.

       Each of Mr. Scharf's and Mr. Reihl's new agreements are with the Company and provide for terms that respectively initially end on August 16, 2006 and August 14, 2006. On the date that is one year prior to such initial expiration, and on each successive anniversary thereafter, the term of the agreements automatically extend for one additional year unless either party gives notice of non-renewal on or prior to such date or anniversary. The agreements provide Mr. Scharf and Mr. Reihl with minimum annual base salaries of $450,000 and $300,000, respectively, as from time-to-time reviewed and increased by the Board. Each agreement provides for semi-annual bonuses to be determined in the discretion of the Board or in accordance with any incentive plan adopted by the Company or a subsidiary, for reimbursement of the executive's reasonable business expenses and for participation in current and future employee benefit plans. If the executive's employment is terminated by death, by the Company for "Cause" (as defined in such agreements) or by the executive other than for "Good Reason" (as defined in such agreements), he will be entitled to no further payments under his agreement. If the executive's employment is terminated for "Disability"

(as defined in such agreements), he will be entitled to an additional six months of base salary, followed by such benefits as are provided under any applicable disability plan. If the executive's employment is terminated by the Company without Cause or by the executive for Good Reason, the executive will be entitled to (i) continuation of base salary to the end of the contract term or, if longer, for one year (a "Salary Continuation Period"), (ii) continuation of coverage under all health, medical and life insurance benefit plans for the longer of one year and the remainder of the contract term or, if earlier, until the executive is re-employed and is entitled to similar benefits from his new employer, and (iii) treatment as an employee to the end of the contract term for purposes of vesting of stock awards and other contingent incentive plans. Under the agreements, the executive is subject to certain confidentiality obligations and, if the executive's employment is terminated by the Company for Cause or by the executive other than for Good Reason, during the one-year period following any such termination (the "Non-Compete Period"), is obliged at the Company's request not to engage in certain competitive businesses (in consideration of the Company continuing to pay the executive at a rate equal to his base salary). In addition, for up to the first year of any Salary Continuation Period, the executive is obliged not to solicit employees of the employer (or its subsidiaries) to work in such competitive businesses and not to solicit customers of the employer (or its subsidiaries) for such competitive businesses. The agreements also provide for the indemnification of the executive, to the full extent permitted by law, for liabilities and expenses incurred in the performance of his duties, and, if the executive substantially prevails with respect to a preponderance of the matters at issue, for the reimbursement of legal fees and expenses incurred in contesting a termination or enforcing a right under his agreement.

      Both Mr. Scharf's and Mr. Reihl's employment agreements have certain provisions triggered in the event that there is a "Change in Control" (as defined in such agreements) with respect to the Company. Following a Change in Control, (i) the contract term is automatically extended, if necessary, so as to continue in effect for a minimum of twenty-four months, (ii) if the executive's employment is terminated by the Company without Cause or by the executive for Good Reason, the executive is entitled to (x) a lump sum payment equal to three times the sum of (1) his base salary prior to the Change in Control and (2) the greater of (A) his annualized bonus (determined in accordance with the agreements) or (B) $550,000, in the case of Mr. Scharf, or $400,000, in the case of Mr. Reihl, with such payment to be grossed up by the Company for any federal excise tax applied to it (and for any federal, state or local taxes applied to such gross-up), (y) continuation of his health, medical and life insurance benefit plan coverage for the duration of his life, and (z) reimbursement of legal fees and expenses as they are incurred in contesting a termination or enforcing a right under his agreement in good faith, (iii) if a good faith dispute as to termination exists, the executive continues to receive his full compensation and benefits during the period of the dispute, and (iv) if the executive's employment is terminated by the executive for Good Reason, the executive is obligated to observe a Non-Compete Period of six months.

      Mr. Schwed's employment agreement is also with the Company and is similar to the ones described above, except that (i) it has an initial termination date of October 1, 2006, (ii) it provides for a minimum annual base salary of $250,000, (iii) it provides for a minimum annual bonus of $100,000, (iv) it permits unilateral termination of employment by the executive upon 60 days prior written notice, (v) the continuation of base salary and minimum bonus after a termination by the Company without Cause or by the executive for Good Reason will terminate to the extent the executive is re-employed and is entitled to similar base salary and minimum bonus from his new employer, (vi) the Non-Compete Period is six months and (vii) if, following a Change in Control, the executive's employment is terminated by the Company without Cause or by the executive for Good Reason, (x) the lump sum payment to which the executive becomes entitled is calculated as two times the sum of (1) his base salary prior to the Change in Control and (2) the greater of his annualized bonus (determined in accordance with the agreement) or $250,000, without any gross-up for excise taxes or otherwise, and (y) the continuation of his health, medical and life insurance benefit plan coverage is for the longer of two years and the remainder of the contract term.

      Mr. Vigliotti's employment agreement is also with the Company and is similar to that of Mr. Schwed, except that (i) it has an initial termination date of March 31, 2006, (ii) it provides for a minimum annual base salary of $200,000, (iii) it has no minimum annual bonus or unilateral termination provisions and (iv) if, following a Change in Control, the executive's employment is terminated by the Company without Cause or by the executive for Good Reason, the lump sum payment to which the executive becomes entitled is calculated as two times the sum of (x) his base salary prior to the Change in Control and (y) the greater of his annualized bonus (determined in accordance with the agreement) or $300,000.

      Mr. Clark's employment agreement is with Euro Brokers Finacor Limited and has a contract term that initially ends on September 30, 2003, subject to automatically continuing past such termination date unless and until either party gives the other not less than six months prior written notice of termination expiring on or after such termination date. Under the agreement, the executive's base salary is (pound)300,000, and he is entitled to be considered for discretionary semi-annual bonuses. The executive's employment agreement provides for certain confidentiality obligations, a non-competition period lasting for twelve months (commencing upon the earlier of the date a termination notice is given and the date the executive's employment is terminated) or, if the contract term has less than one year remaining, lasting for the longer of such remaining term and six months, with respect to not engaging in certain competitive businesses or soliciting clients of the employer, and a one-year period (commencing upon the same date) with respect to non-solicitation of employees.

      In the event of a Change in Control (as defined in the employment agreement), Mr. Clark may terminate the employment agreement upon four months prior written notice. In addition, under the change in control severance agreement that has been approved by the Company, if, following a Change in Control (as defined in the severance agreement) the executive's employment is terminated by Euro Brokers Finacor Limited without Cause or by the executive for Good Reason (as such terms are defined in the severance agreement), the executive is entitled to (x) a lump sum payment equal to two times the sum of
(1) his base salary prior to the Change in Control and (2) the greater of his annualized bonus (determined in accordance with the severance agreement) or (pound)450,000, without any gross-up for excise taxes or otherwise, (y) continuation of his health, medical and life insurance benefit plan coverage for the longer of two years and the remainder of the contract term, and (z) reimbursement of legal fees and expenses as they are incurred in contesting a termination of his employment or enforcing a right under his severance agreement in good faith. In addition, if such termination was by the executive for Good Reason, the executive is obligated to observe a Non-Compete Period of six months.

                                PERFORMANCE GRAPH

      The following graph compares the cumulative total return of the Common Stock with the cumulative total return of (i) the Standard & Poor's SmallCap 600 Index (the "S&P SmallCap 600 Index") and (ii) an industry peer group index comprised of four publicly traded financial companies that are, or have a subsidiary that is, an inter-dealer broker (the "Peer Group Index"). The companies comprising the Peer Group Index are ICAP plc and Trio Holdings PLC (both U.K. traded), CIE Financiere Tradition (Swiss traded) and eSpeed (Nasdaq:
ESPD).

      The graph assumes that $100 was invested on December 31, 1996 in shares of Common Stock, stocks comprising the S&P SmallCap 600 Index, and stocks comprising the Peer Group Index, and the reinvestment of all dividends. The returns of each company within the peer group have been weighted according to their respective stock market capitalization for purposes of arriving at a peer group average.

                          TOTAL STOCKHOLDER RETURNS(1)

                  [GRAPHIC CHART OF PERFORMANCE GRAPH OMITTED]

(1) The comparisons in the performance graph above (and the table below) are set forth in response to SEC disclosure requirements, and therefore are not intended to forecast or be indicative of future performance of the Common Stock (or of any of the indices or the companies comprising them).

--------------------------------------------------------------------------------
                           12/31/96 12/31/97 12/31/98 12/31/99 12/31/00 12/31/01
                           -------- -------- -------- -------- -------- --------
MAXCOR FINANCIAL GROUP INC.  100.00    91.84    53.07    87.79    33.69   175.74

S&P SMALLCAP 600 INDEX       100.00   125.58   123.95   139.32   155.76   165.94

PEER GROUP INDEX             100.00   247.08   275.46   299.78   191.29   339.33
--------------------------------------------------------------------------------

                      REPORT OF THE COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Compensation Committee of the Board of Directors is comprised of Messrs. Larry S. Kopp (Chairman) and William B. Wigton, each of whom is an independent outside director and a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act. There are no "interlocks," as defined by the SEC with respect to any director who serves or for any part of fiscal year 2001 served as a member of the Compensation Committee.

GENERAL

      The Compensation Committee is responsible for determining the compensation of the Company's executive officers, including the Chief Executive Officer and the other Named Executive Officers, and also is charged with administering the Company's Option Plan, which was adopted and approved by the Company's stockholders in 1996. The Committee is also charged with reviewing the Company's existing compensation and benefit plans and programs with the goal of revising existing and/or adding new plans and programs, if and to the extent necessary, in order to enhance the Company's long-term profitability by attracting, motivating and retaining high-quality executives and aligning their individual interests with the long-term interests of the Company and its stockholders. It was as a result of such a review in early 2002 that the Committee recommended to the full Board the adoption and submission to stockholders for approval of the Maxcor Financial Group Inc. 2002 Stock Option Plan and the Maxcor Financial Group Inc. Key Executive Incentive Bonus Plan (respectively Proposals 2 and 3 in this proxy statement). If these two plans are approved, the Committee also will be charged with their administration.

      Currently, the Compensation Committee's objectives are implemented through compensation packages for executive officers comprised of three major components
- base salary, semi-annual bonuses and periodic stock option awards. In considering and determining (or, in certain instances, recommending to the full Board) these components, the Committee will for the relevant compensation period, among other things, review the Company's performance, looking at factors such as its earnings per share, any increase/decrease in its book value and its financial and other performance (both compared to prior periods and other financial companies or industry competitors), review the individual executive's performance in light of his or her duties (both objectively and subjectively), compare the individual executive's compensation to comparable executives at industry competitors, and receive the recommendations of the Chief Executive Officer. The Committee also takes into account the salary and bonus provisions in existing employment agreements with certain of the Company's executives. In making compensation decisions (or recommendations to the full Board), the Committee exercises its discretion and judgment based on the foregoing and other criteria, without applying a specific formula to determine the weight of each factor considered. The Committee also considers equity and fairness when comparing compensation packages among the Company's executives, in an effort to maintain consistency throughout the executive compensation program.

CEO FISCAL 2001 COMPENSATION

      Pursuant to his employment agreement, Mr. Scharf was paid a base salary of $443,750 in 2001. This amount represents a restoration, as of April 1, 2002, of his annual base salary rate of $450,000 under the agreement from the reduced rate of $425,000 that Mr. Scharf had initiated voluntarily on October 1, 1998 (and which remained in effect throughout 1999, 2000 and the first 3 months of 2001).

      With respect to fiscal year 2001, the Compensation Committee recommended, and the full Board of Directors (Mr. G. Scharf abstaining) approved, the payment of discretionary bonus compensation to Mr. Scharf totaling $1,000,000. Five Hundred Thousand Dollars of this amount related to the first half of 2001, and the balance of $500,000 related to the second half of 2001. The Committee primarily considered the Company's record earnings in the first half of 2001, the improvement over 2001 in the Common Stock's per share price, the leadership shown by Mr. Scharf in helping the Company to recover from the effects of September 11, and the efforts made by Mr. Scharf to expand and improve upon the Company's mix of businesses. Under Mr. Scharf's leadership in 2001, the Company increased earnings by 351%, to in excess of $9 million, grew revenues by 17.5%, to $155 million, increased book value by 40%, to $4.88 per share, and implemented a number of strategic initiatives to improve the Company's performance, financial position and competitiveness. The Committee also considered the materially higher compensation levels of chief executive officers at a number of the Company's industry competitors.

      With respect to non-cash compensation, the Compensation Committee determined, and the full Board of Directors (Mr. G. Scharf abstaining) approved, the grant to Mr. Scharf in July 2001 under the Option Plan of 30,000 non-qualified stock options, exercisable at $3.00 per share (in excess of the then fair market value of the Common Stock, as defined in Option Plan, of $2.87), and vesting in equal 25% increments over four years. In making its determination, the Committee believed that an increase in the incentive-based portion of Mr. Scharf's compensation was appropriate, given his significant efforts to improve the performance of the Company. The Committee also took into account that grants of options to Mr. Scharf (and other executive officers of the Company) were last made in February 2000.

TAX CONSIDERATIONS

      Section 162(m) of the U.S. Internal Revenue Code limits the tax deductibility by a company of compensation in excess of $1 million paid to its chief executive officer and four remaining most highly compensated executive officers in a taxable year. However, compensation which qualifies as "performance-based" is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals under a plan approved by stockholders. Compensation attributable to the Option Plan has been designed to be, and should qualify as, "performance-based" under Section 162(m). Similarly, compensation attributable to the Maxcor Financial Group Inc. 2002 Stock Option Plan and the Maxcor Financial Group Inc. Key Executive Incentive Bonus Plan, if approved by stockholders at the Meeting, should also so qualify.

      For fiscal 2001, approximately $90,000 of Mr. Scharf's total non-qualifying compensation (determined on a Form W-2 basis) exceeded the $1 million taxable year limit. If the Maxcor Financial Group Inc. Key Executive Incentive Bonus Plan is approved at the Meeting, bonus payments to Mr. Scharf thereunder will no longer count towards such threshold, which is one of the reasons the Committee has recommended the adoption and approval of such Plan. In any event, the Committee will continue to monitor the compensation levels potentially payable under the Company's compensation programs and take tax considerations into account, but intends to retain the flexibility necessary to provide total compensation in line with the Company's compensation philosophy and the Company's strategic goals and best interests.

                                     COMPENSATION COMMITTEE

                                     Larry S. Kopp, CHAIRMAN
                                     William B. Wigton

                        REPORT OF THE AUDIT COMMITTEE OF
                             THE BOARD OF DIRECTORS

      The Audit Committee of the Board of Directors of the Company is comprised of three directors who are "independent" within the meaning of the Nasdaq Stock Market marketplace rules. The Committee operates under a written Charter that was originally recommended by the Committee to, and adopted by, the Board in April 2000 and last revised in April 2001. A copy of the Charter is available from the Company's Secretary upon request.

      In the performance of its oversight responsibilities, as described in the Charter, with respect to the Company's 2001 fiscal year, the Audit Committee has reviewed and discussed the Company's audited financial statements for the year ended December 31, 2001 with the Company's management. The Committee has also discussed with PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), the Company's independent accountants during the 2001 fiscal year, the matters required to be discussed by Statement of Auditing Standards No. 61, which includes, among other items, matters related to the conduct of the accountants' audit of the Company's financial statements.

      The Audit Committee has also received the written disclosures and the letter from PricewaterhouseCoopers required by Independence Standards Board Standard No. 1, which relates to the accountants' independence from management and the Company, and discussed with them their independence. The Committee has also considered whether the non-audit related services provided by PricewaterhouseCoopers during the 2001 fiscal year is compatible with maintaining the accountants' independence.

      Based on the review and discussion referred to above, the Audit Committee recommended to the Board that the Company's audited consolidated financial statements for the year ended December 31, 2001 be included in the Company's 2001 Annual Report on Form 10-K for filing with the SEC.

                                            AUDIT COMMITTEE

                                            James W. Stevens, CHAIRMAN
                                            Frederick B. Whittemore
                                            Oscar M. Lewisohn

      AUDIT FEES

      With respect to the fiscal year ended December 31, 2001, the aggregate fees charged the Company by PricewaterhouseCoopers for their audit of the Company's annual financial statements and for their reviews of the Company's interim financial statements were approximately $336,000.

      FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

      During the fiscal year ended December 31, 2001, PricewaterhouseCoopers did not render any financial information systems design and implementation services to the Company.

      ALL OTHER FEES

      The aggregate fees charged the Company by PricewaterhouseCoopers for professional services rendered during the fiscal year ended December 31, 2001, other than for those services described above under the captions of "Audit Fees" and "Financial Information Systems Design and Implementation Fees," were approximately $225,000.

         APPROVAL OF MAXCOR FINANCIAL GROUP INC. 2002 STOCK OPTION PLAN
                         (PROPOSAL 2 ON THE PROXY CARD)

      The following is a summary of the Maxcor Financial Group Inc. 2002 Stock Option Plan (the "Plan"), as adopted and approved by the Board in March 2002, and is qualified in its entirety by the full text of the Plan, which is attached to this proxy statement as Appendix A.

PLAN DESCRIPTION

      PURPOSES

      The purposes of the Plan are:

      o to promote the interests of the Company and its stockholders by providing directors, officers, employees and consultants of the Company or its subsidiaries with appropriate incentives and rewards to encourage them to enter into and continue in the employ or service of the Company or its subsidiaries;
      o to acquire a proprietary interest in the long-term success of the Company and its subsidiaries; and
      o to reward the performance of individuals in fulfilling their personal responsibilities for long-range achievements.

      ADMINISTRATION OF THE PLAN

      The Plan will be administered by the Compensation Committee. The Committee will have the authority, in its sole discretion, subject to and not inconsistent with the express terms and provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation:

      o    the authority to grant awards;
      o to determine the persons to whom and the time or times at which awards will be granted;
      o    to determine the type and number of awards to be granted;
      o to determine the number of shares of stock to which an award may relate and the terms, conditions, restrictions and performance criteria relating to any award;
      o to determine whether, to what extent, and under what circumstances an award may be settled, cancelled, forfeited, exchanged, suspended or surrendered;
      o to make adjustments in the performance goals in recognition of unusual or nonrecurring events affecting the Company or its subsidiaries or the financial statements of the Company or its subsidiaries (to the extent not inconsistent with Section 162(m), if applicable),
      o    to construe and interpret the Plan and any award;
      o to prescribe, amend and rescind rules and regulations relating to the Plan;
      o to determine the terms and provisions of agreements evidencing the terms of any award; and
      o to make all other determinations deemed necessary or advisable for the administration of the Plan.

      The Committee may, in its sole discretion, without amendment to the Plan,
(a) accelerate the date on which any option granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such option, and (b) accelerate the vesting date, or waive any condition imposed under the Plan, with respect to any share of restricted stock or other award, or otherwise adjust any of the terms applicable to any such award.

      Subject to Section 162(m) and except as required by Rule 16b-3 under the Exchange Act, the Committee may delegate all or any part of its authority under the Plan to an employee, employees or committee of employees. Under the Plan, the Board will have sole authority, unless expressly delegated to the Committee, to grant awards to non-employee directors.

      ELIGIBILITY

      Awards may be granted to executive officers and other key employees of the Company or its subsidiaries, including officers and directors who are employees, to non-employee directors and to key consultants to the Company or its subsidiaries.

      SHARES AVAILABLE FOR AWARDS.

      The maximum number of shares of Common Stock reserved for issuance under the Plan will be 1,500,000 shares (subject to adjustment for certain transactions). The shares may be authorized but unissued Common Stock or authorized and issued Common Stock held in the Company's treasury. In no event may the total number of shares of Common Stock subject to awards awarded to any participant during any tax year of the Company exceed 300,000 shares (subject to adjustment for certain transactions).

      ADJUSTMENT FOR CHANGE IN CAPITALIZATION.

      In the event of any change in the Company's capitalization or in the event of a corporate transaction such as a merger, consolidation, spin-off or similar event, the Plan provides for appropriate adjustments in the number and class of shares of Common Stock available for issuance or grant and in the number and/or price of shares subject to awards.

      TYPES OF AWARDS.

      The Plan provides for the grant of stock options, stock appreciation rights, shares of restricted stock, performance shares, performance units or other share-based awards. These awards are discussed in more detail below.

      STOCK OPTIONS. Options granted under the Plan may be incentive stock options meeting the definition of an incentive stock option under Section 422 of the Internal Revenue Code or options which do not qualify as incentive stock options (referred to as nonqualified options). The award will be evidenced by an award agreement that specifies the option price, duration of the option, the number of shares to which the option pertains, termination and transferability rights and other provisions as the Committee may determine to be appropriate. Unless otherwise determined by the Committee, the option price for each grant will be the Fair Market Value (as such term is defined in the Plan) on the date of grant. No option may be exercised later than the tenth anniversary date of its grant.

      STOCK APPRECIATION RIGHTS ("SARS"). The Committee may grant SARs under the Plan, either in tandem with stock options or freestanding and unrelated to options. Tandem SARs may be exercised only when the related option is exercisable. Freestanding SARs may be exercised upon such terms and conditions established by the Committee. Each SAR will be evidenced by an award agreement that will specify the grant price, the term of the SAR and other provisions as the Committee or Board may determine to be appropriate. The term of the SAR may not exceed ten (10) years.

      Upon exercise of a SAR, a participant will be entitled to receive payment from the Company in an amount determined by multiplying (i) the difference between the Fair Market Value of a share on the exercise date and the grant price, by (ii) the number of shares with respect to which the SAR is exercised.

      RESTRICTED STOCK AND STOCK BONUS. The Committee may grant restricted stock awards, alone or in tandem with other awards under the Plan, subject to such restrictions, terms and conditions, as the Committee may determine in its sole discretion and as may be evidenced by the applicable agreements. The vesting of a restricted stock award granted under the Plan may be conditioned upon the completion of a specified period of employment or service with the Company or any subsidiary, upon the attainment of specified performance goals, and/or upon such other criteria as the Committee may determine in its sole discretion. Each agreement with respect to a restricted stock award will set forth the amount (if any) to be paid by the participant with respect to the award and when and under what circumstances such payment is required to be made. The Committee may grant stock bonus awards, alone or in tandem with other awards under the Plan, subject to such terms and conditions as the Committee may determine in its sole discretion and as may be evidenced by the applicable agreement.

      PERFORMANCE AWARDS. The Committee may grant performance awards, alone or in tandem with other awards under the Plan, to acquire shares of Common Stock in such amounts and subject to such terms and conditions as the Committee may from time to time in its sole discretion determine, subject to the terms of the Plan.

      In the event that the Committee grants a performance award (other than a nonqualified option or incentive stock option) that is intended to constitute qualified performance-based compensation within the meaning Section 162(m), the following rules will apply: (1) payments under the performance award will be made solely on account of the attainment of one or more objective performance goals established in writing by the Committee not later than the date on which 25% of the period of service to which the performance award relates has elapsed;
(2) the performance goal(s) to which the performance award relates may be based on one or more of the following business criteria applied to the Company, a subsidiary, a business unit, product line or any combination thereof, as determined by the Committee in its sole discretion:

     o     return on equity;
     o     earnings per share;
     o     net income (before or after taxes);
     o earnings before all or any of interest, taxes, depreciation and/or amortization ("EBIT", "EBITA" or "EBITDA");
     o     operating income;
     o     cash flow;
     o     return on assets;
     o     market share;
     o     cost reduction goals or levels of expenses, costs or liabilities;
     o     earnings from continuing operations; or
     o any combination of one or more of the foregoing over a specified period; and

      (3) the performance goal(s) may be expressed in terms of attaining a specified level of the particular criteria, the attainment of a percentage increase or decrease in the particular criteria, or may be applied to the performance of the Company, a subsidiary, a business unit, product line, or any combination thereof, relative to a market index, a group of other companies (or their subsidiaries, business units or product lines), or a combination thereof, all as determined by the Committee in its sole discretion.

      TERMINATION OF EMPLOYMENT.

      Unless the applicable agreement provides otherwise or the Committee in its sole discretion determines otherwise, upon termination of the participant's employment or service with the Company and its subsidiaries for any reason other than cause, the portions of outstanding options and SARs granted to the participant that are exercisable as of the date of the termination of employment or service will remain exercisable for a period of thirty (30) days (one (1) year if such termination is as a result of death, disability or retirement) from and including the date of termination of employment or service (and will terminate thereafter), and any payment or notice provided for under the terms of any other outstanding award with respect to the portion that is vested as of the date of termination of employment or service may be given for a period of thirty
(30) days (one (1) year if such termination is as a result of death, disability or retirement) from and including the date of termination of employment or service (and will terminate thereafter).

      All portions of outstanding options or SARs granted to the participant which are not exercisable as of the date of the termination of employment or service, and any other outstanding award which is not vested as of the date of the termination of employment or service, will terminate upon the date of the termination of employment or service.

      Unless the applicable agreement provides otherwise or the Committee in its sole discretion determines otherwise, if the participant's employment or service is terminated by the Company or its subsidiaries for cause, all outstanding options, restricted stock awards and SARs granted to the participant, whether or not they are exercisable as of the date of such termination of employment or service, and any other outstanding award, whether or not it is vested as of the date of the termination of employment or service, will in each case terminate upon the date of the termination of employment or service.

      EFFECT OF CHANGE IN CONTROL.

      Unless the applicable agreement provides otherwise, in the event of a Change of Control (as such term is defined in the Plan):

      o any award carrying a right to exercise that was not previously exercisable and vested will become fully exercisable and vested; and

      o the restrictions, deferral limitations, payment conditions, and forfeiture conditions applicable to any other award granted under the Plan will lapse and the awards will be deemed fully vested, and any performance goals imposed with respect to awards will be deemed to be fully achieved.

      AMENDMENT OR TERMINATION OF THE PLAN.

      Subject to certain limitations, the Board or the Committee may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever.

      NEW PLAN BENEFITS

      Future grants under the Plan will be made at the discretion of the Committee and, accordingly, are not yet determinable. In addition, benefits under the Plan will depend on a number of factors, including the fair market value of the Common Stock on future dates and the exercise decisions made by Plan participants. Consequently, it is not possible to determine the benefits that might be received by participants receiving discretionary grants under the Plan.

      The closing price of the Common Stock on April 24, 2002, was $7.68.

FEDERAL INCOME TAX CONSEQUENCES

      THE FOLLOWING DISCUSSION OF CERTAIN RELEVANT FEDERAL INCOME TAX EFFECTS APPLICABLE TO STOCK OPTIONS AND OTHER STOCK-BASED AWARDS GRANTED UNDER THE PLAN IS A SUMMARY ONLY, AND REFERENCE IS MADE TO THE INTERNAL REVENUE CODE FOR A COMPLETE STATEMENT OF ALL RELEVANT FEDERAL TAX PROVISIONS.

      OPTIONS. In general, no taxable income is realized by a participant upon the grant of an incentive stock option ("ISO"). If shares of Common Stock are issued to a participant ("option shares") pursuant to the exercise of an ISO granted under the Plan and the participant does not dispose of the option shares within the two-year period after the date of grant or within one year after the receipt of such option shares by the participant (a "disqualifying disposition"), then, generally (i) the participant will not realize ordinary income upon exercise and (ii) upon sale of such option shares, any amount realized in excess of the exercise price paid for the option shares will be taxed to such participant as capital gain (or loss). The amount by which the fair market value of the Common Stock on the exercise date of an ISO exceeds the purchase price generally will constitute an item which increases the participant's "alternative minimum taxable income."

      If option shares acquired upon the exercise of an ISO are disposed of in a disqualifying disposition, the participant generally would include in ordinary income in the year of disposition an amount equal to the excess of the fair market value of the option shares at the time of exercise (or, if less, the amount realized on the disposition of the option shares), over the exercise price paid for the option shares.

      Subject to certain exceptions, an option generally will not be treated as an ISO if it is exercised more than three months following termination of employment. If an ISO is exercised at a time when it no longer qualifies as an ISO, such option will be treated as an NSO as discussed below.

      With respect to nonqualified options ("NSO"), the participant will recognize no income upon grant of the option, and, upon exercise, will recognize ordinary income to the extent of the excess of the fair market value of the shares on the date of option exercise over the amount paid by the participant for the shares. Upon a subsequent disposition of the shares received under the option, the participant generally will recognize capital gain or loss to the extent of the difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition.

      In general, the Company will receive an income tax deduction at the same time and in the same amount as the employee recognizes ordinary income.

      SARS. The recipient of a grant of SARs will not realize taxable income and the Company will not be entitled to a deduction with respect to such grant on the date of such grant. Upon the exercise of an SAR, the recipient will realize ordinary income equal to the amount of cash (including the amount of any taxes withheld) and the fair market value of any shares received at the time of exercise. In general, the Company will be entitled to a corresponding deduction, equal to the amount of income realized.

      RESTRICTED STOCK. A participant who receives a grant of restricted stock will not recognize any taxable income at the time of the award, provided the shares are subject to restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture). A participant's rights in restricted stock awarded under the Plan are subject to a substantial risk of forfeiture if the rights to full enjoyment of the shares are conditioned, directly or indirectly, upon the future performance of substantial services by the participant. However, the participant may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the participant does not make a Section 83(b) election within 30 days of receipt of the restricted shares, the fair market value of the shares on the date the restrictions lapse, less any amount paid by the participant for such shares, will be treated as compensation income to the participant and will be taxable in the year the restrictions lapse. The Company generally will be entitled to a compensation deduction for the amount of compensation income the participant recognizes.

                                      * * *

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF PROPOSAL 2. If no instructions are provided, shares authorized to be voted by the proxies named in a returned proxy card will be voted "FOR" the approval of the Maxcor Financial Group Inc. 2002 Stock Option Plan.

                     APPROVAL OF MAXCOR FINANCIAL GROUP INC.
                       KEY EXECUTIVE INCENTIVE BONUS PLAN
                         (PROPOSAL 3 ON THE PROXY CARD)

      The following is a summary of the Maxcor Financial Group Inc. 2002 Key Executive Incentive Bonus Plan (the "Bonus Plan"), as adopted and approved by the Board in March 2002, and is qualified in its entirety by the full text of the Bonus Plan, a copy of which is attached to this proxy statement as Appendix B.

      PURPOSE. The purposes of the Bonus Plan are to encourage improved profitability, return on investment, and growth of the Company.

      ADMINISTRATION. The Bonus Plan will be administered by the Compensation Committee. The Committee will have the authority, in its sole discretion, subject to and not inconsistent with the express terms and provisions of the Bonus Plan, to administer the Bonus Plan and to exercise all the powers and authorities either specifically granted to it under the Bonus Plan or necessary or advisable in the administration of the Bonus Plan.

      ELIGIBILITY. Awards under the Bonus Plan may be granted to executive officers of the Company who are selected by the Committee in its sole discretion.

      PERFORMANCE OBJECTIVE ATTAINMENT REQUIRED FOR AWARD PAYMENT. The Bonus Plan provides for the payment of awards to participants if, and only to the extent that, goals established by the Committee are met with respect to the appropriate applicable performance period (the "performance period"). The performance period will be each six-month period commencing on each January 1 and each July 1, commencing on July 1, 2002, or such other period as the Committee may determine.

      PERFORMANCE OBJECTIVES. The Committee will determine performance period business and personal performance objectives (the "Objectives") in writing on or prior to the date on which 25% of a performance period has elapsed. The Objectives may include any or all of the following: earnings per share; net income (before or after taxes); operating income; earnings before all or any of interest, taxes, depreciation and/or amortization ("EBIT", "EBITA" or "EBITDA"); cash flow; return on equity; return on assets; earnings from continuing operations; cost reduction goals or levels of expenses, costs or liabilities; market share; or any increase or decrease of one or more of the foregoing over a specified period. The Objectives may relate to the performance of the Company, a business unit, product line, or any combination thereof. Where applicable, the Objectives may be expressed in terms of attaining a specified level of the particular criteria, the attainment of a percentage increase or decrease in the particular criteria, or may be applied to the performance of the Company, a subsidiary, a business unit, product line, or any combination thereof, relative to a market index, a group of other companies (or their subsidiaries, business units or product lines), or a combination thereof. The Committee may at its discretion make appropriate adjustments to Objectives to reflect the impact of extraordinary items (such as profit or loss attributable to acquisitions or dispositions, items of gain, loss or expense from restructuring charges, required or later-adopted changes in accounting standards or treatments, etc.) not reflected in such Objectives.

      COMMITTEE CERTIFICATION OF BUSINESS OBJECTIVE ATTAINMENT. Before any awards for a particular performance period can be paid to participants, the Committee must certify the extent to which the Objectives have been attained.

      AWARDS. Awards will be paid in cash or in Common Stock of the Company under the Company's 2002 Stock Option Plan. In no event will payment in respect of awards granted for a performance period be made to a participant in an amount that exceeds $5,000,000. The Committee may at its discretion decrease the amount of an award payable upon attainment of the specified Objectives, but in no event may the Committee increase at its discretion the amount of an award payable to a participant upon attainment of the specified Objectives.

      TERMINATION OF EMPLOYMENT. Unless otherwise provided by the Committee, a participant must be actively employed by the Company both at the end of the performance period and on the date of payment of the award in order to be eligible to receive his or her award. Unless otherwise provided by the Committee, if a participant's employment is terminated as result of death, disability or voluntary retirement with the consent of the Company prior to the end of the performance period, the participant will receive a pro rata portion of his or her award that he or she would have received with respect to the applicable performance period, which will be payable at such time that awards are payable to other participants. Unless otherwise provided by the Committee in connection with specified terminations of employment, if a participant's employment terminates for any reason, other than death, disability or retirement with the consent of the Company, prior to the end of a performance period, no award shall be payable to such participant with respect to such performance period.

      CHANGE IN CONTROL. Unless otherwise determined by the Committee at the time of the grant of an award, in the event of a Change in Control (as defined in the Bonus Plan), all awards under the Bonus Plan will vest immediately and the Company will pay to the participant, as soon as practicable following the Change in Control, the sum of (i) any earned but unpaid award for any prior performance period and (ii) a pro rata portion to the date of Change in Control, of the aggregate value of all awards granted to such participant for the then uncompleted performance period, calculated as to each such award by multiplying the award that the participant would have earned on the last day of the performance period, assuming the achievement, at the target level, of the Objectives established with respect to such award, by the fraction obtained by dividing the number of full months and any fractional portion of a month during such performance period through the date of the Change in Control by the total number of months contained in such performance period.

      TERM OF THE BONUS PLAN. If approved by at the Meeting, the Bonus Plan will become effective as of July 1, 2002 and continue in effect until the fifth anniversary of such stockholder approval.

      AMENDMENTS TO OR TERMINATION OF THE BONUS PLAN. The Company reserves the right to revise or terminate the Bonus Plan at any time during or after a performance period.

      BENEFITS UNDER THE BONUS PLAN. Inasmuch as benefits under the Bonus Plan will be determined by the Committee and performance goal criteria may vary from year to year and from participant to participant, benefits to be paid under the Bonus Plan are not determinable at this time.

                                      * * *

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF PROPOSAL 3. If no instructions are provided, shares authorized to be voted by the proxies named in a returned proxy card will be voted "FOR" the approval of the Maxcor Financial Group Inc. Key Executive Incentive Bonus Plan.

FORM 10-K AND EXHIBITS

      THE COMPANY'S ANNUAL REPORT TO STOCKHOLDERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001 HAS BEEN INTEGRATED WITH THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE SAME PERIOD. ACCORDINGLY, THE 2001 FORM 10-K IS BEING MAILED TO ALL STOCKHOLDERS OF RECORD AND ACCOMPANIES THIS PROXY STATEMENT. STOCKHOLDERS OF RECORD WHO SO DESIRE MAY OBTAIN COPIES OF ANY EXHIBIT TO THE FORM 10-K BY WRITING TO MAXCOR FINANCIAL GROUP INC. (ATTENTION OF THE SECRETARY), ONE NEW YORK PLAZA, 16TH FLOOR, NEW YORK, NEW YORK 10292 AND SPECIFYING (I) THAT THEY WERE A STOCKHOLDER OF RECORD AS OF APRIL 26, 2002, (II) THE EXHIBIT OR EXHIBITS DESIRED AND (III) THEIR AGREEMENT TO REIMBURSE THE COMPANY FOR ITS REASONABLE COSTS OF COPYING AND MAILING SUCH EXHIBITS. Exhibits (and the Company's other public filings) can also be retrieved over the Internet from the SEC's EDGAR archives, found at its website, WWW.SEC.GOV.

SOLICITATION OF PROXIES

      The cost of solicitation of proxies will be borne by the Company. Solicitation will be made by mail, and may be made by directors, officers and employees of the Company, personally or by telephone or telegram. Proxy cards and materials also will be distributed to beneficial owners of shares of Common Stock through brokers, custodians, nominees and other parties, and the Company expects to reimburse such parties for their reasonable charges and expenses.

STOCKHOLDER PROPOSALS

      Recommendations for nominees to be elected to the Board of Directors and proposals of stockholders intended to be presented at the Company's next annual meeting of stockholders, to be held in 2003, must be submitted in writing to Maxcor Financial Group Inc. (to the attention of the Secretary), One New York Plaza, 16th Floor, New York, New York 10292. Stockholder proposals must be received by the Secretary no later than December 30, 2002 in order to be included in the Company's proxy statement and proxy card for such annual meeting.

     Pursuant to Rule 14a-4 under the Exchange Act, stockholders of the Company are advised that, in connection with the Company's annual meeting of stockholders to be held in 2003, proxies solicited on behalf of the Company's Board of Directors may confer on the persons named as proxies therein discretionary authority to vote on any stockholder proposal presented at such meeting that has not been submitted in writing to Maxcor Financial Group Inc. (to the attention of the Secretary), One New York Plaza, 16th Floor, New York, New York 10292, on or prior to March 16, 2003 (the date in 2003 that is 45 days in advance of the date that this proxy statement is being released to stockholders).

OTHER MATTERS

      The Board of Directors has not received notice, and is not otherwise aware, of any other matter which is to come before the Meeting. Accordingly, if any other matter is properly presented for consideration, the persons named in the enclosed proxy card will have discretion to vote on such matter in accordance with their best judgment.

                               By Order of the Board of Directors,


                               Roger E. Schwed
                               SECRETARY






April 30, 2002

                                                                      APPENDIX A
                                                                      ----------

                           MAXCOR FINANCIAL GROUP INC.
                             2002 STOCK OPTION PLAN
                             ----------------------

1.    PURPOSE.

      The purpose of the Maxcor Financial Group Inc. 2002 Stock Option Plan (the "Plan") is to promote the interests of the Company and its Subsidiaries and the stockholders of the Company by providing directors, officers, employees and consultants of the Company or its Subsidiaries with appropriate incentives and rewards to encourage them to enter into and continue in the employ or service of the Company or its Subsidiaries, to acquire a proprietary interest in the long-term success of the Company and its Subsidiaries and to reward the performance of individuals in fulfilling their personal responsibilities for long-range achievements.

2.    ADMINISTRATION OF THE PLAN.

      The Plan shall be administered by a Committee appointed by the Board. The Committee shall have the authority, in its sole discretion, subject to and not inconsistent with the express terms and provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted (including whether an Option granted is an Incentive Stock Option or a Nonqualified Stock Option); to determine the number of shares of stock to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, suspended or surrendered; to make adjustments in the performance goals in recognition of unusual or nonrecurring events affecting the Company or its Subsidiaries or the financial statements of the Company or its Subsidiaries (to the extent not inconsistent with Section 162(m) of the Code, if applicable), or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

      The Committee may, in its sole discretion, without amendment to the Plan,
(a) accelerate the date on which any Option granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Option, and (b) accelerate the vesting date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock or other Award, or otherwise adjust any of the terms applicable to any such Award.

      Subject to Section 162(m) of the Code and except as required by Rule 16b-3 with respect to grants of Options to individuals who are subject to Section 16 of the Exchange Act, or as otherwise required for compliance with Rule 16b-3 or other applicable law, the Committee may delegate all or any part of its authority under the Plan to an employee, employees or committee of employees. The Board shall have sole authority, unless expressly delegated to the Committee, to grant Awards to Nonemployee Directors.

      All decisions, determinations and interpretations of the Committee or the Board shall be final and binding on all persons with any interest in an Award, including the Company and the Participant (or any person claiming any rights under the Plan from or through any Participant). No member of the Committee or the Board shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award.

      Subject to Section 162(m) of the Code and Section 16 of the Exchange Act, to the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practices and to further the purpose of the Plan, the Committee may, without amending the Plan, establish special rules applicable to Options granted to Participants who are foreign nationals, are employed outside the United States, or both, including rules that differ from those set forth in the Plan, and grant Awards to such Participants in accordance with those rules.

3.    DEFINITIONS.

      (a) "Agreement" shall mean the written agreement between the Company and a Participant evidencing an Award.

      (b) "Award" shall mean any Option, Restricted Stock award, Stock Bonus award, Stock Appreciation Right or Performance Award granted pursuant to the terms of the Plan.

      (c) "Board" shall mean the Board of Directors of the Company.

      (d) "Cause" shall mean (1) the willful and continued failure by the Participant substantially to perform his or her duties and obligations to the Company or a Subsidiary, including without limitation, repeated refusal to follow the reasonable directions of the employer, knowing violation of law in the course of performance of the duties of Participant's employment with the Company or a Subsidiary, repeated absences from work without a reasonable excuse, or intoxication with alcohol or illegal drugs while on the premises of the Company or a Subsidiary during regular business hours (other than any such failure resulting from his or her incapacity due to physical or mental illness);
(2) fraud or material dishonesty against the Company or a Subsidiary, or other willful misconduct by the Participant that is demonstrably injurious to the Company or a Subsidiary; or (3) a conviction or plea of guilty or nolo contendre to a felony or a crime involving material dishonesty. For purposes of this
Section 3(d), no act, or failure to act, on a Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that his or her action or omission was in the best interest of the Company and its Subsidiaries. For purposes of the Plan, determination of whether a termination of employment or service was for Cause shall be made by the Committee in its sole discretion.

      (e) A "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

         (i) any Person is or becomes the "Beneficial Owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 50% or more of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clauses (A) or
(C) of paragraph (iii) below; or

         (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least a two-thirds of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

         (iii) there is consummated a merger or consolidation of the Company with any other corporation other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, (B) a merger or consolidation effected to implement a re-capitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 50% or more of the combined voting power of the Company's then outstanding securities, or (C) a merger or consolidation which would result in any individual, entity or group which includes, is affiliated with or is wholly or partly controlled by the Chief Executive Officer of the Company being the Beneficial Owner of at least 50% of the combined voting power of the voting securities of the Company, the entity surviving such merger or consolidation or any parent thereof outstanding immediately after such merger or consolidation; or

         (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity at least 50% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

      (f) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder. References in the Plan to specific sections of the Code shall be deemed to include any successor provisions thereto.

      (g) "Committee" shall mean, at the discretion of the Board, a Committee of the Board, which shall consist of two or more persons, each of whom, unless otherwise determined by the Board, is an "outside director" within the meaning of Section 162(m) of the Code and a "nonemployee director" within the meaning of Rule 16b-3.

      (h) "Common Stock" shall mean the common stock of the Company, par value $.001 per share.

      (i) "Company" shall mean Maxcor Financial Group Inc., a Delaware corporation, or any successor corporation.

      (j) "Disability" shall mean permanent disability as determined pursuant to the long-term disability plan or policy of the Company or its Subsidiaries in effect at the time of such disability and applicable to a Participant.

      (k) "Effective Date" shall mean the date as of which this Plan is adopted by the Board.

      (l) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

      (m) "Fair Market Value" of a share of Common Stock, as of a particular date, shall mean (1) if the shares of Common Stock are then listed on a national securities exchange, the closing sales price per share of Common Stock on the national securities exchange on which such stock is principally traded for the last preceding date on which there was a sale of Common Stock on such exchange, or (2) if the shares of Common Stock are then traded in an over-the-counter market, the average of the closing bid and ask prices for shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of Common Stock in such market, or (3) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, or the value of such shares is not otherwise determinable, such value as determined by the Committee in its good faith discretion.

      (n) "Incentive Stock Option" shall mean an Option that is an "incentive stock option" within the meaning of Section 422 of the Code and that is designated by the Committee as an Incentive Stock Option.

      (o) "Nonemployee Director" shall mean a member of the Board who is not an employee of the Company or a Subsidiary.

      (p) "Nonqualified Stock Option" shall mean an Option other than an Incentive Stock Option.

      (q) "Option" shall mean an option to purchase shares of Common Stock granted pursuant to Section 6(b) hereof.

      (r) "Participant" shall mean an employee, consultant or director of the Company or of a Subsidiary to whom an Award is granted pursuant to the Plan, and, upon the death of the employee, consultant or director, such of his or her successors, heirs, executors and administrators, as the case may be, who have acquired, in accordance with Section 16 hereof, the right to exercise or receive payment with respect to such Award.

      (s) "Performance Award" shall mean an Award granted to a Participant pursuant to Section 6(e) hereof.

      (t) "Person" shall have the meaning set forth in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (1) the Company or any of its Subsidiaries, (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries or affiliates, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, (4) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company or
(5) any individual, entity or group which includes, is affiliated with or is wholly or partly controlled by the Chief Executive Officer of the Company.

      (u) "Restricted Stock" shall mean a share of Common Stock which is granted pursuant to the terms of Section 6(d) hereof.

      (v) "Retirement" shall mean a Participant's voluntary retirement, with the consent of the Company, from employment with or service to the Company or a Subsidiary on or after attainment of the age of 60.

      (w) "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, including any successor to such Rule.

      (x) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

      (y) "Stock Appreciation Right" shall mean the right, granted to a Participant under Section 6(c) hereof, to be paid an amount measured by the appreciation in the Fair Market Value of a share of Common Stock from the date of grant to the date of exercise of the right, with payment to be made in cash and/or shares of Common Stock, as specified in the Award or determined by the Committee.

      (z) "Stock Bonus" shall mean a bonus payable in shares of Common Stock granted pursuant to Section 6(d) hereof.

      (aa) "Subsidiary" shall mean any company, partnership, limited liability company, business or entity (other than the Company) of which at least 50% of the combined voting power of its voting securities is, or the operations and management are, directly or indirectly controlled by the Company.

4.    STOCK SUBJECT TO THE PLAN.

      (a) SHARES AVAILABLE FOR AWARDS.

      The maximum number of shares of Common Stock reserved for issuance under the Plan shall be 1,500,000 shares (subject to adjustment as provided herein). Such shares may be authorized but unissued Common Stock or authorized and issued Common Stock held in the Company's treasury. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan.

      (b) INDIVIDUAL LIMITATION.

      In no event shall the total number of shares of Common Stock subject to Awards awarded to any Participant during any tax year of the Company exceed 300,000 shares (subject to adjustment as provided herein).

      (c) ADJUSTMENT FOR CHANGE IN CAPITALIZATION.

      In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Common Stock, or other property), re-capitalization, Common Stock split, reverse Common Stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, makes an adjustment appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall make such equitable changes or adjustments as it in its good faith discretion deems necessary or appropriate to any or all of (1) the number and kind of shares of Common Stock which may thereafter be issued in connection with Awards, (2) the number and kind of shares of Common Stock issued or issuable in respect of outstanding Awards, (3) the exercise price, grant price or purchase price relating to any Award, and (4) the maximum number of shares subject to Awards which may be awarded to any employee during any tax year of the Company; provided that, with respect to Incentive Stock Options, any such adjustment shall be made in accordance with Section 424 of the Code.

      (d) ADJUSTMENT FOR CHANGE OR EXCHANGE OF SHARES FOR OTHER CONSIDERATION.

      In the event the outstanding shares of Common Stock shall be changed into or exchanged for any other class or series of capital stock or cash, securities or other property pursuant to a re-capitalization, reclassification, merger, consolidation, combination or similar transaction ("Transaction"), then, unless otherwise determined by the Committee in its good faith discretion, (1) each Option shall thereafter become exercisable for the number and/or kind of capital stock, and/or the amount of cash, securities or other property so distributed, into which the shares of Common Stock subject to the Option would have been changed or exchanged had the option been exercised in full prior to such transaction, provided that, if the kind or amount of capital stock or cash, securities or other property received in such transaction is not the same for each outstanding share, then the kind or amount of capital stock or cash, securities or other property for which the Option shall thereafter become exercisable shall be the kind and amount so receivable per share by a plurality of the shares of Common Stock, and provided further that, if necessary, the provisions of the Option shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of capital stock, cash, securities or other property thereafter issuable or deliverable upon exercise of the Option, and (2) each Award that is not an Option and that is not automatically changed in connection with the Transaction shall represent the number and/or kind of shares of capital stock, and/or the amount of cash, securities or other property so distributed, into which the number of shares of Common Stock covered by the Award would have been changed or exchanged had they been held by a stockholder.

      (e) REUSE OF SHARES.

      The following shares of Common Stock shall again become available for
Awards: except as provided below, any shares subject to an Award that remain unissued upon the cancellation, surrender, exchange, forfeiture or termination of such Award for any reason whatsoever; and any shares of Restricted Stock cancelled or forfeited. Notwithstanding the foregoing, upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of shares of Common Stock as to which the Award is exercised and such number of shares shall no longer be available for Awards under the Plan.

5.    ELIGIBILITY.

      Awards may be granted to executive officers and other key employees of the Company or its Subsidiaries, including officers and directors who are employees, to Nonemployee Directors and to key consultants to the Company or its Subsidiaries. In determining the persons to whom Awards shall be granted and the number of shares to be covered by each Award, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company or its Subsidiaries and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

6.    AWARDS UNDER THE PLAN.

      (a) AGREEMENT.

      The Committee may grant Awards in such amounts and with such terms and conditions as the Committee shall determine in its sole discretion, subject to the terms and provisions of the Plan. Each Award granted under the Plan (except an unconditional Stock Bonus) shall be evidenced by an Agreement as the Committee may in its sole discretion deem necessary or desirable and unless the Committee determines otherwise, such Agreement must be signed, acknowledged and returned by the Participant to the Company. Unless the Committee determines otherwise, any failure by the Participant to sign and return the Agreement shall cause such Award to the Participant to be null and void. By accepting an Award or other benefits under the

Plan (including participation in the Plan), each Participant, shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, all provisions of the Plan and the Agreement.

      (b) STOCK OPTIONS.

          (i) GRANT OF STOCK OPTIONS. The Committee may grant Options under the Plan to purchase shares of Common Stock in such amounts and subject to such terms and conditions as the Committee shall from time to time determine in its sole discretion, subject to the terms and provisions of the Plan. Unless otherwise determined by the Committee in its sole discretion, the exercise price of the share purchasable under an Option shall be the Fair Market Value per share on the grant date of such Option. The date as of which the Committee adopts a resolution granting an Option shall be considered the day on which such Option is granted, unless such resolution specifies a different date.

         (ii) Each Option shall be clearly identified in the applicable Agreement as either an Incentive Stock Option or a Nonqualified Stock Option and shall state the number of shares of Common Stock to which the Option (and/or each type of Option) relates.

        (iii) SPECIAL REQUIREMENTS FOR INCENTIVE STOCK OPTIONS.

              (A) To the extent that the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company shall exceed $100,000, such Options shall be treated as Nonqualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

              (B) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns (or is deemed to own under the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company unless (A) the exercise price of such Incentive Stock Option is at least 110 percent of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted and (B) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

      (c) STOCK APPRECIATION RIGHTS.

          (i) The Committee may grant a related Stock Appreciation Right in connection with all or any part of an Option granted under the Plan, either at the time such Option is granted or at any time thereafter prior to the exercise, termination or cancellation of such Option, and subject to such terms and conditions as the Committee shall from time to time determine in its sole discretion, consistent with the terms and provisions of the Plan. The holder of a related Stock Appreciation Right shall, subject to the terms and conditions of the Plan and the applicable Agreement, have the right by exercise thereof to surrender to the Company for cancellation all or a portion of such related Stock Appreciation Right, but only to the extent that the related Option is then exercisable, and to be paid therefor an amount equal to the excess (if any) of (i) the aggregate Fair Market Value of the shares of Common Stock subject to the related Stock Appreciation Right or portion thereof surrendered (determined as of the exercise date), over (ii) the aggregate exercise price of the Stock Appreciation Right or portion thereof surrendered. Upon any exercise of a related Stock Appreciation Right or any portion thereof, the number of shares of Common Stock subject to the related Option shall be reduced by the number of shares of Common Stock in respect of which such Stock Appreciation Right shall have been exercised.

          (ii) The Committee may grant unrelated Stock Appreciation Rights in such amount and subject to such terms and conditions, as the Committee shall from time to time determine in its sole discretion, subject to the terms and provisions of the Plan. The holder of an unrelated Stock Appreciation Right shall, subject to the terms and conditions of the Plan and the applicable Agreement, have the right to surrender to the Company for cancellation all or a portion of such Stock Appreciation Right, but only to the extent that such Stock Appreciation Right is then exercisable, and to be paid therefor an amount equal to the excess (if any) of (i) the aggregate Fair Market Value of the shares of Common Stock subject to the Stock Appreciation Right or portion thereof surrendered (determined as of the exercise date), over (ii) the aggregate exercise price of the Stock Appreciation Right or portion thereof surrendered.

          (iii) The grant or exercisability of any Stock Appreciation Right shall be subject to such conditions as the Committee, in its sole discretion, shall determine.

      (d) RESTRICTED STOCK AND STOCK BONUS.

          (i) The Committee may grant Restricted Stock awards, alone or in tandem with other Awards under the Plan, subject to such restrictions, terms and conditions, as the Committee shall determine in its sole discretion and as shall be evidenced by the applicable Agreements. The vesting of a Restricted Stock award granted under the Plan may be conditioned upon the completion of a specified period of employment or service with the Company or any Subsidiary, upon the attainment of specified performance goals, and/or upon such other criteria as the Committee may determine in its sole discretion.

          (ii) Each Agreement with respect to a Restricted Stock award shall set forth the amount (if any) to be paid by the Participant with respect to such Award and when and under what circumstances such payment (if any) is required to be made.

          (iii) The Committee may, upon such terms and conditions as the Committee determines in its sole discretion, provide that a certificate or certificates representing the shares underlying a Restricted Stock award shall be registered in the Participant's name and bear an appropriate legend specifying that such shares are not transferable and are subject to the provisions of the Plan and the restrictions, terms and conditions set forth in the applicable Agreement, that such certificate or certificates shall be held in escrow by the Company on behalf of the Participant until such shares become vested or are forfeited and/or that, with respect to the shares represented by such certificate or certificates, the Participant execute and deliver to the Company stock powers for use by the Company in connection with any forfeiture of the Restricted Stock award and/or a voting proxy for use by the Company until such shares become vested or are forfeited. Except as provided in the applicable Agreement, no shares underlying a Restricted Stock award may be assigned, transferred, or otherwise encumbered or disposed of by the Participant until such shares have vested in accordance with the terms of such Award.

          (iv) Unless the applicable Agreement provides otherwise, a Participant shall have the right to vote and receive dividends on the shares underlying a Restricted Stock award granted under the Plan. Notwithstanding the foregoing, unless otherwise provided in the applicable Agreement, any cash or stock received as a dividend or distribution on the shares underlying a Restricted Stock award (including in connection with a stock split) shall be subject to the same restrictions as the shares to which they relate underlying such Restricted Stock award.

          (v) The Committee may grant Stock Bonus awards, alone or in tandem with other Awards under the Plan, subject to such terms and conditions as the Committee shall determine in its sole discretion and as may be evidenced by the applicable Agreement.

    (e)   PERFORMANCE AWARDS.

          (i) The Committee may grant Performance Awards, alone or in tandem with other Awards under the Plan, to acquire shares of Common Stock in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine, subject to the terms of the Plan.

          (ii) In the event that the Committee grants a Performance Award (other than a Nonqualified Stock Option or Incentive Stock Option) that is intended to constitute qualified performance-based compensation within the meaning Section 162(m) of the Code, the following rules shall apply (as such rules may be modified by the Committee to conform with Code Section 162(m) and the Treasury Regulations thereunder as may be in effect from time to time): (a) payments under the Performance Award shall be made solely on account of the attainment of one or more objective performance goals established in writing by the Committee not later than the date on which 25% of the period of service to which the Performance Award relates has elapsed; (b) the performance goal(s) to which the Performance Award relates shall be based on one or more of the following business criteria applied to the Company, a Subsidiary, a business unit, product line or any combination thereof, as determined by the Committee in its sole discretion: (1) return on equity; (2) earnings per share; (3) net income (before or after taxes); (4) earnings before all or any of interest, taxes, depreciation and/or amortization ("EBIT", "EBITA" or "EBITDA"); (5) operating income (6) cash flow; (7) return on assets; (8) market share; (9) cost reduction goals or levels of expenses, costs or liabilities; (10) earnings from continuing operations; or
(11) any combination of one or more of the foregoing over a specified period;
(c) the performance goal(s) may be expressed in terms of attaining a specified level of the particular criteria, the attainment of a percentage increase or decrease in the particular criteria, or may be applied to the performance of the

Company, a Subsidiary, a business unit, product line, or any combination thereof, relative to a market index, a group of other companies (or their subsidiaries, business units or product lines), or a combination thereof, all as determined by the Committee in its sole discretion; (d) the performance goal(s) may include a threshold level of performance below which no payment shall be made, levels of performance, below the target level but above the threshold level, at which specified percentages of the Performance Award shall be paid, a target level of performance at which the full Performance Award shall be paid, levels of performance, above the target level but below the maximum level, at which specified multiples of the Performance Award shall be paid, and a maximum level of performance above which no additional payment shall be made (the performance goal(s) may also specify that payments for levels of performances between specified levels will be interpolated); and (e) the Committee shall have the sole discretion to determine whether, or to what extent, the performance goal(s) are achieved; provided, however, that once granted, the Committee may not have discretion to increase the amount payable under such stock award; and provided, further, that the Committee shall have the authority to make appropriate adjustments in performance goal(s) under an Award to reflect the impact of extraordinary items not reflected in such goals. For purposes of the Plan, extraordinary items shall be defined as (1) any profit or loss attributable to acquisitions or dispositions of stock or assets, (2) any changes in accounting standards or treatments that may be required or permitted by the Financial Accounting Standards Board or adopted by the Company or its Subsidiaries after the goal is established, (3) all items of gain, loss or expense for the year related to restructuring charges for the Company or its Subsidiaries, (4) all items of gain, loss or expense for the year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, (5) all items of gain, loss or expense for the year related to discontinued operations that do not qualify as a segment of a business as defined in APB Opinion No. 30 (or successor literature), and
(6) such other items as may be prescribed by Section 162(m) of the Code and the Treasury Regulations thereunder as may be in effect from time to time. The Committee shall, prior to making payment under any award under this Section 6(e), certify in writing that all applicable performance goals have been attained.

     (f) EXERCISABILITY OF AWARDS; CANCELLATION OF AWARDS IN CERTAIN CASES.

         (i) Except as hereinafter provided, each Agreement with respect to an Option or Stock Appreciation Right shall set forth the period during which and the conditions subject to which the Option or Stock Appreciation Right evidenced thereby shall be exercisable, and each Agreement with respect to a Restricted Stock award or Performance Award shall set forth the period after which and the conditions subject to which the shares underlying such Award shall vest or be deliverable, all such periods and conditions to be determined by the Committee in its sole discretion. Unless the applicable Agreement otherwise specifies, and subject to Sections 6(b)(iii)(B) and 7 hereof, each Option or Stock Appreciation Right granted under the Plan shall remain exercisable until the day prior to the tenth anniversary of the date of grant and shall terminate and cease to be exercisable on the tenth anniversary of the date of grant.

         (ii) Except as provided in Section 7(d) hereof, no Option or Stock Appreciation Right may be exercised and no shares of Common Stock underlying any other Award under the Plan may vest or become deliverable more than ten (10) years after the date of grant.

         (iii) Except as provided in Sections 7(a), 7(b) and 7(d) hereof, no Option or Stock Appreciation Right may be exercised and no shares of Common Stock underlying any other Award under the Plan may vest or become deliverable unless the Participant is at such time in the employ (for Participants who are employees) or service (for Participants who are Nonemployee Directors or consultants) of the Company or a Subsidiary (or a company, or a parent or subsidiary company of such company, issuing or assuming the relevant right or award in a Transaction) and has remained continuously so employed or in service since the relevant date of grant of the Award.

         (iv) An Option or Stock Appreciation Right shall be exercisable by the filing of a written notice of exercise or a notice of exercise in such other manner with the Company, on such form and in such manner as the Committee shall in its sole discretion prescribe, and by payment in accordance with Section 6(g) hereof.

         (v) Unless the applicable Agreement provides otherwise or the Committee in its sole discretion otherwise determines, the "Option exercise date" and the "Stock Appreciation Right exercise date" shall be the date that the written notice of exercise, together with payment, are received by the Company.

     (g) PAYMENT OF AWARD PRICE.

         (i) Unless the applicable Agreement provides otherwise or the Committee in its sole discretion otherwise determines, any written notice of exercise of an Option or Stock Appreciation Right must be accompanied by payment of the full Option or Stock Appreciation Right exercise price.

         (ii) Payment of the Option exercise price and of any other payment required by the Agreement to be made pursuant to any other Award shall be made in any combination of the following: (a) by certified or official bank check payable to the Company (or the equivalent thereof acceptable to the Committee);
(b) with the consent of the Committee in its sole discretion, by personal check (subject to collection) which may in the Committee's discretion be deemed conditional; and/or (c) unless otherwise provided in the applicable Agreement, by delivery of previously-acquired shares of Common Stock owned by the Participant for at least six (6) months (or such longer or shorter period as the Committee may in its good faith discretion determine will not result in variable accounting treatment) having a Fair Market Value (determined as of the Option exercise date, in the case of Options, or other relevant payment date as determined by the Committee, in the case of other Awards) equal to the portion of the exercise price being paid thereby. Payment in accordance with clause (a) of this Section 6(g)(ii) may be deemed to be satisfied, if and to the extent that the applicable Agreement so provides or the Committee permits, by delivery to the Company of an assignment of a sufficient amount of the proceeds from the sale of Common Stock to be acquired pursuant to the Award to pay for all of the Common Stock to be acquired pursuant to the Award and an authorization to the broker or selling agent to pay that amount to the Company and to effect such sale at the time of exercise or other delivery of shares of Common Stock.

7.    TERMINATION OF EMPLOYMENT.

      (a) Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, upon termination of the Participant's employment or service with the Company and its Subsidiaries (including a failure to have remained continuously so employed or in service) for any reason other than as described in subsection (b) or (c) of this Section 7, (1) the portions of outstanding Options and Stock Appreciation Rights granted to such Participant that are exercisable as of the date of such termination of employment or service shall remain exercisable for a period of thirty (30) days from and including the date of termination of employment or service (and shall terminate thereafter), and (2) any payment or notice provided for under the terms of any other outstanding Award as respects the portion thereof vested as of the date of termination of employment or service may be given for a period of thirty (30) days from and including the date of termination of employment or service (and shall terminate thereafter). All portions of outstanding Options or Stock Appreciation Rights granted to such Participant which are not exercisable as of the date of such termination of employment or service, and any other outstanding Award which is not vested as of the date of such termination of employment or service, shall terminate upon the date of such termination of employment or service.

      (b) Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, if a Participant shall die while employed by or providing service to the Company or its Subsidiaries, or within thirty (30) days after the date of termination of such Participant's employment or service (or within such different period as the Committee may have provided pursuant to subsection (a) of this Section 7), or if the Participant's employment or service terminates by reason of Disability or Retirement, (1) the portions of outstanding Options and Stock Appreciation Rights granted to such Participant that are exercisable as of the date of such termination of employment or service shall remain exercisable for a period of one year from and including the date of termination of employment or service (and shall terminate thereafter), and (2) any payment or notice provided for under the terms of any other outstanding Award as respects the portion thereof vested as of the date of termination of employment or service may be given for a period of one year from and including the date of termination of employment or service (and shall terminate thereafter). All portions of outstanding Options or Stock Appreciation Rights granted to such Participant which are not exercisable as of the date of such termination of employment or service, and any other outstanding Award which is not vested as of the date of such termination of employment or service, shall terminate upon the date of such termination of employment or service.

      (c) Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, if the Participant's employment or service is terminated by the Company or its Subsidiaries for Cause, all outstanding Options, Restricted Stock awards and Stock Appreciation Rights granted to such Participant, whether or not they are exercisable as of the date of such termination of employment or service, and any other outstanding Award, whether or not it is vested as of the date of such termination of employment or service, shall in each case terminate upon the date of such termination of employment or service.

      (d) Notwithstanding the foregoing, the Committee in its sole discretion may provide for a longer or shorter period for exercise of an Option or Stock Appreciation Right or may permit a Participant to continue vesting under an Option, Stock Appreciation Right or Restricted Stock award or to make any payment, give any notice or to satisfy other condition under any other Award. The Committee may in its sole discretion determine (i) for purposes of the Plan, whether any termination of employment or service constitutes a Retirement or is due to Disability or is for Cause, (ii) whether any leave of absence (including any short-term or long-term disability or medical leave) or inactive status constitutes a termination of employment or service, or a failure to have remained continuously employed or in service, for purposes of the Plan (regardless of whether such leave or status would constitute such a termination or failure for purposes of employment law), (iii) the applicable date of any such termination of employment or service or failure to have remained continuously employed or in service, and (iv) the impact, if any, of any of the foregoing on Awards under the Plan.

8.    EFFECT OF CHANGE IN CONTROL.

      Unless the applicable Agreement provides otherwise, in the event of a Change of Control:

         (A) any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested; and

         (B) the restrictions, deferral limitations, payment conditions, and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested, and any performance goals imposed with respect to Awards shall be deemed to be fully achieved.

9.    MISCELLANEOUS.

      (a) Agreements evidencing Awards under the Plan shall contain such other terms and conditions, not inconsistent with the Plan, as the Committee may determine in its sole discretion, including penalties for the commission of competitive acts. Notwithstanding any other provision hereof or of an Agreement, the Committee shall have the right at any time to deny or delay a Participant's exercise of Options or Stock Appreciation Rights, or suspend vesting of other Awards, if such Participant is reasonably believed by the Committee (i) to be engaged in material conduct adversely affecting the Company or its Subsidiaries or (ii) to be contemplating such conduct, unless and until the Committee shall have received reasonable assurance that the Participant is not engaged in, and is not contemplating, such material conduct adverse to the interests of the Company or its Subsidiaries.

      (b) Participants are and at all times shall remain subject to the trading window policies adopted by the Company from time to time throughout the period of time during which they may exercise Options, Stock Appreciation Rights or sell shares of Common Stock acquired pursuant to the Plan.

10.    NO SPECIAL EMPLOYMENT OR SERVICE RIGHTS; NO RIGHT TO AWARD.

       (a) Nothing contained in the Plan or any Agreement shall confer upon any Participant any right with respect to the continuation of employment or service by the Company or any of its Subsidiaries or interfere with or limit in any way the right of the Company or any of its Subsidiaries, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or service or to increase or decrease the compensation of the Participant.

      (b) No person shall have any claim or right to receive an Award hereunder. The Committee's granting of an Award to a Participant at any time shall neither require the Committee to grant any other Award to such Participant or other person at any time or preclude the Committee from making subsequent grants to such Participant or any other person.

11.    SECURITIES MATTERS.

       (a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

       (b) The transfer of any shares of Common Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any transfer of shares of Common Stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of a transfer. During the period of such deferral in connection with the exercise of an Award, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

12.    WITHHOLDING TAXES.

       (a) Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state, local or other withholding tax requirements related thereto.

       (b) Whenever shares of Common Stock are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state, local or other withholding tax requirements related thereto. With the approval of the Committee, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery shares of Common Stock having a value equal to the minimum amount of tax required to be withheld. Such shares shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Award.

13.   NOTIFICATION OF ELECTION UNDER SECTION 83(B) OF THE CODE.

      If any Participant shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service.

14.   NOTIFICATION UPON DISQUALIFYING DISPOSITION UNDER SECTION 421(B) OF THE
      CODE.

      Each Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Company of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

15.   AMENDMENT OR TERMINATION OF THE PLAN.

      The Board or the Committee may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that the requisite stockholder approval shall be required if and to the extent the Board or Committee determines that such approval is appropriate or necessary for purposes of satisfying Sections 162(m) or 422 of the Code or Rule 16b-3 or other applicable law. Awards may be granted under the Plan prior to the receipt of such stockholder approval of the Plan but each such grant shall be subject in its entirety to such approval and no Award may be exercised, vested or otherwise satisfied prior to the receipt of such approval. Subject to the foregoing, no amendment or termination of the Plan may, without the consent of a Participant, adversely affect the Participant's rights under any outstanding Award.

16.   TRANSFERS UPON DEATH; NONASSIGNABILITY.

      (a) A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, upon the death of a Participant outstanding Awards granted to such Participant may only be exercised by or paid to the executor or administrator of the Participant's estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Award by designating a beneficiary or by will or the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with written notice thereof and with a copy of the designation, will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award.

      (b) During a Participant's lifetime, the Committee may, in its sole discretion, pursuant to the provisions set forth in this clause (b), permit the transfer, assignment or other encumbrance of an outstanding Option, unless such Option is an Incentive Stock Option and the Committee and the Participant intends that it shall retain such status. Subject to the approval of the Committee and to any conditions that the Committee may prescribe, a Participant may, upon providing written notice to the General Counsel of the Company, elect to transfer any or all Options granted to such Participant pursuant to the Plan to members of his or her immediate family, including, but not limited to, children, grandchildren and spouse or to trusts for the benefit of such immediate family members or to partnerships in which such family members are the only partners; provided, however, that no such transfer by any Participant may be made in exchange for consideration. Any such transferee must agree, in writing, to be bound by all provisions of the Plan.

17.   EFFECTIVE DATE AND TERM OF PLAN.

      The Plan shall become effective on the Effective Date, but the Plan (and any grants of Awards made prior to stockholder approval of the Plan) shall be subject to the requisite approval of the stockholders of the Company. In the absence of such approval, such Awards shall be null and void. Unless earlier terminated by the Board, the right to grant Awards under the Plan shall terminate on the tenth anniversary of the Effective Date. Awards outstanding at Plan termination shall remain in effect according to their terms and the provisions of the Plan.

18.   APPLICABLE LAW.

      Except to the extent preempted by any applicable federal law, the Plan shall be construed and administered in accordance with the laws of the State of Delaware, without reference to its principles of conflicts of law.

19.   PARTICIPANT RIGHTS.

      (a) No Participant shall have any claim to be granted any award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by any Award until the date of the issuance of a Common Stock certificate to him or her for such shares.

      (b) Determinations by the Committee under the Plan relating to the form, amount and terms and conditions of grants and Awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive grants and awards under the Plan, whether or not such persons are similarly situated.

20.   UNFUNDED STATUS OF AWARDS.

      The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company.

21.   NO FRACTIONAL SHARES.

      No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine in its sole discretion whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

22.   INTERPRETATION.

      The Plan is designed and intended, to the extent applicable, to comply with Section 162(m) of the Code, and to provide for grants and other transactions which are exempt under Rule 16b-3, and all provisions hereof shall be construed in a manner to so comply.

                                                                      APPENDIX B
                                                                      ----------

                           MAXCOR FINANCIAL GROUP INC.
                       KEY EXECUTIVE INCENTIVE BONUS PLAN
                       ----------------------------------

1. PURPOSE. The purpose of the Maxcor Financial Group Inc. Key Executive Incentive Bonus Plan is to encourage improved profitability, return on investment, and growth of the Company and its Subsidiaries.

2. DEFINITIONS. The following terms, as used herein, shall have the following meanings:

   (a) "Award" shall mean an incentive compensation award, granted pursuant to the Plan, which is contingent upon the attainment of Performance Factors with respect to a Performance Period.

   (b) "Board" shall mean the Board of Directors of the Company.

   (c) "Change in Control" shall mean be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

   (i) any Person is or becomes the "Beneficial Owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 50% or more of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clauses (A) or (C) of paragraph (iii) below; or

   (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least a two-thirds of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

   (iii) there is consummated a merger or consolidation of the Company with any other corporation other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, (B) a merger or consolidation effected to implement a re-capitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 50% or more of the combined voting power of the Company's then outstanding securities, or (C) a merger or consolidation which would result in any individual, entity or group which includes, is affiliated with or is wholly or partly controlled by the Chief Executive Officer of the Company being the Beneficial Owner of at least 50% of the combined voting power of the voting securities of the Company, the entity surviving such merger or consolidation or any parent thereof outstanding immediately after such merger or consolidation; or

   (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity at least 50% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

   (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

   (e) "Committee" shall mean the Compensation Committee of the Board appointed to administer the Plan in accordance with Section 3 of the Plan.

   (f) "Common Stock" shall mean the common stock of the Company, par value $.001 per share.

   (g) "Company" shall mean Maxcor Financial Group Inc., a Delaware corporation, or any successor corporation.

   (h) "Disability" shall mean permanent disability as determined pursuant to the long-term disability plan or policy of the Company or its Subsidiaries in effect at the time of such disability and applicable to a Participant.

   (i) "Effective Date" shall mean the date as of which this Plan is adopted by the Board of Directors.

   (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

   (k) "Executive Officer" shall mean an officer of the Company or its Subsidiaries who is an "executive officer" within the meaning of Rule 3b-7 promulgated under the Exchange Act.

   (l) "Participant" shall mean an Executive Officer who is, pursuant to Section 4 of the Plan, selected to participate herein.

   (m) "Performance Factors" shall mean the criteria and objectives, determined by the Committee, which must be met during the applicable Performance Period as a condition of the Participant's receipt of payment with respect to an Award. Performance Factors may include any or all of the following: earnings per share; net income (before or after taxes); operating income; earnings before all or any of interest, taxes, depreciation and/or amortization ("EBIT", "EBITA" or "EBITDA"); cash flow; return on equity; return on assets; earnings from continuing operations; cost reduction goals or levels of expenses, costs or liabilities; market share; or any increase or decrease of one or more of the foregoing over a specified period. Such Performance Factors may relate to the performance of the Company, a Subsidiary, a business unit, product line, or any combination thereof. Where applicable, the Performance Factors may be expressed in terms of attaining a specified level of the particular criteria, the attainment of a percentage increase or decrease in the particular criteria, or may be applied to the performance of the Company, a Subsidiary, a business unit, product line, or any combination thereof, relative to a market index, a group of other companies (or their subsidiaries, business units or product lines), or a combination thereof, all as determined by the Committee. Performance Factors may include a threshold level of performance below which no payment shall be made, levels of performance, below the target level but above the threshold level, at which specified percentages of the Award shall be paid, a target level of performance at which the full Award shall be paid, levels of performance, above the target level but below the maximum level, at which specified multiples of the Award shall be paid, and a maximum level of performance above which no additional payment shall be made. Performance Factors may also specify that payments for levels of performances between specified levels will be interpolated. Subject to Section 5(b) hereof, the Committee shall have the sole discretion to determine whether, or to what extent, Performance Factors are achieved; provided, however, that the Committee shall have the authority to make appropriate adjustments in Performance Factors under an Award to reflect the impact of extraordinary items not reflected in such goals. For purposes of the Plan, extraordinary items shall be defined as (1) any profit or loss attributable to acquisitions or dispositions of stock or assets, (2) any changes in accounting standards or treatments that may be required or permitted by the Financial Accounting Standards Board or adopted by the Company or its Subsidiaries after the goal is established, (3) all items of gain, loss or expense for the year related to restructuring charges for the Company or its Subsidiaries, (4) all items of gain, loss or expense for the year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, (5) all items of gain, loss or expense for the year related to discontinued operations that do not qualify as a segment of a business as defined in APB Opinion No. 30 (or successor literature), and
(6) such other items as may be prescribed by Section 162(m) of the Code and the Treasury Regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions and any changes thereto.

   (n) "Performance Period" shall mean the six-month periods commencing on each January 1 and each July 1, commencing on July 1, 2002, or such other periods as the Committee shall determine; provided that a Performance Period for a Participant who becomes employed by the Company or its Subsidiaries following the commencement of a Performance Period may be a shorter period that commences with the date of the commencement of such employment.

   (o) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries or affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company or (v) any individual, entity or group which includes, is affiliated with or is wholly or partly controlled by the Chief Executive Officer of the Company.

   (p) "Plan" shall mean this Maxcor Financial Group Inc. Key Executive Incentive Bonus Plan. (q) "Subsidiary" shall mean any company, partnership, limited liability company, business or entity (other than the Company) of which at least 50% of the combined voting power of its voting securities is, or the operations and management are, directly or indirectly controlled by the Company.

3. ADMINISTRATION. The Plan shall be administered by a Committee of the Board. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the terms, conditions, restrictions and performance criteria, including Performance Factors, relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, or surrendered; to make adjustments in the Performance Factors in recognition of unusual or non-recurring events affecting the Company or its Subsidiaries or the financial statements of the Company or its Subsidiaries, or in response to changes in applicable laws, regulations or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Awards; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

   The Committee shall consist of two or more persons each of whom shall be an "outside director" within the meaning of Section 162(m) of the Code and a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company and the Participant (or any person claiming any rights under the Plan from or through any Participant).

   Subject to Section 162(m) of the Code or as otherwise required for compliance with Rule 16b-3 or other applicable law, the Committee may delegate all or any part of its authority under the Plan to an employee, employees or committee of employees.

4. ELIGIBILITY. Awards may be granted to Executive Officers in the sole discretion of the Committee. Subject to Section 5(b) below, in determining the persons to whom Awards shall be granted and the Performance Factors relating to each Award, the Committee shall take into account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

5. TERMS OF AWARDS. Awards granted pursuant to the Plan shall be communicated to Participants in such form as the Committee shall from time to time approve and the terms and conditions of such Awards shall be set forth therein.

   (a) IN GENERAL. On or prior to the date on which 25% of a Performance Period has elapsed, the Committee shall specify in writing, by resolution of the Committee or other appropriate action, the Participants for such Performance Period and the Performance Factors applicable to each Award for each Participant with respect to such Performance Period. Unless otherwise provided by the Committee in connection with specified terminations of employment, payment in respect of Awards shall be made only if and to the extent the Performance Factors (including specified percentages thereof) with respect to such Performance Period are attained.

   (b) SPECIAL PROVISIONS REGARDING AWARDS. Notwithstanding anything to the contrary contained herein, in no event shall payment in respect of Awards granted for a Performance Period be made to a Participant in an amount that exceeds $5,000,000. The Committee may at its discretion decrease the amount of an Award payable upon attainment of the specified Performance Factors, but in no event may the Committee increase at its discretion the amount of an Award payable upon attainment of the specified Performance Factors.

   (c) TIME AND FORM OF PAYMENT. Unless otherwise determined by the Committee, all payments in respect of Awards granted under this Plan shall be made, in cash or in Common Stock under the Company's 2002 Stock Option Plan, or combination of both, at the Committee's discretion, within sixty (60) days after the end of the Performance Period.

6. TERM. Subject to the approval of the Plan by the holders of a majority of the Common Stock represented and voting on the proposal at the annual meeting of Company stockholders to be held in 2002 (or any adjournment thereof), the Plan shall be effective as of July 1, 2002 and shall continue in effect until the fifth anniversary of the date of such stockholder approval, unless earlier terminated as provided below.

7. GENERAL PROVISIONS.

   (a) COMPLIANCE WITH LEGAL REQUIREMENTS. The Plan and the granting and payment of Awards, and the other obligations of the Company under the Plan shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required.

   (b) NONTRANSFERABILITY. Awards shall not be transferable by a Participant except upon the Participant's death following the end of the Performance Period but prior to the date payment is made, in which case the Award shall be transferable in accordance with any beneficiary designation made by the Participant in accordance with Section 7(l) below or, in the absence thereof, by will or the laws of descent and distribution.

   (c) NO RIGHT TO CONTINUED EMPLOYMENT. Nothing in the Plan or in any Award granted pursuant hereto shall confer upon any Participant the right to continue in the employ of the Company or any of its Subsidiaries or to be entitled to any remuneration or benefits not set forth in the Plan or to interfere with or limit in any way whatever rights otherwise exist of the Company or its Subsidiaries to terminate such Participant's employment or change such Participant's remuneration.

   (d) WITHHOLDING TAXES. Where a Participant or other person is entitled to receive a payment pursuant to an Award hereunder, the Company shall have the right either to deduct from the payment, or to require the Participant or such other person to pay to the Company prior to delivery of such payment, an amount sufficient to satisfy any federal, state, local or other withholding tax requirements related thereto.

   (e) AMENDMENT, TERMINATION AND DURATION OF THE PLAN. The Board or the Committee may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided that, no amendment that requires stockholder approval in order for the Plan to continue to comply with Code Section 162(m) shall be effective unless the same shall be approved by the requisite vote of the stockholders of the Company. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Participant under any Award following the end of the Performance Period to which such Award relates (it being understood, however, that the exercise of the Committee's discretion, as described in Section 5(b) of the Plan, to reduce the amount of an Award shall not be deemed to be such an amendment of the Plan).

   (f) PARTICIPANT RIGHTS. No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment for Participants.

   (g) CHANGE IN CONTROL. In the event of a Change in Control, unless otherwise specified by the Committee at the time of the grant of the Award, all Awards under the Plan shall vest immediately and the Company shall pay to the Participant, as soon as practicable following the Change in Control, if the Participant was employed by the Company or its Subsidiaries immediately prior to the Change in Control (regardless of whether the Participant is still employed by the Company or its Subsidiaries following the Change in Control), the sum of
(i) any earned but unpaid Award for any prior Performance Period and (ii) a pro rata portion to the date of Change in Control of the aggregate value of the Award granted to such Participant for the then uncompleted Performance Period, calculated as to each such Award by multiplying the Award that the Participant would have earned on the last day of the Performance Period, assuming the achievement, at the target level for payment of the full Award, of the Performance Factors established with respect to such Award, by the fraction obtained by dividing the number of full months and any fractional portion of a month during such Performance Period through the date of the Change in Control by the total number of months contained in such Performance Period.

   (h) TERMINATION OF EMPLOYMENT.

   (i) Unless otherwise provided by the Committee, and except as set forth above in Section 7(g) of the Plan or set forth below in subparagraphs (ii) or (iii) of this Section 7(h), a Participant must be actively employed by the Company or its Subsidiaries both at the end of the Performance Period and on the date of payment of the related Award in order to be eligible to receive his or her Award.

   (ii) Unless otherwise provided by the Committee, if a Participant's employment is terminated as result of death, Disability or voluntary retirement with the consent of the Company prior to the end of the Performance Period, such Participant shall receive a pro rata portion of the Award that he or she would have received with respect to the applicable Performance Period, which shall be payable at such time that Awards are payable to other Participants.

   (iii) Unless otherwise provided by the Committee in connection with specified terminations of employment or otherwise specified in a Participant's employment agreement with the Company or its Subsidiaries, if a Participant's employment terminates for any reason, other than death, Disability or voluntary retirement with the consent of the Company, prior to the end of a Performance Period, no Award shall be payable to such Participant with respect to such Performance Period.

   (i) UNFUNDED STATUS OF AWARDS. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company.

   (j) GOVERNING LAW. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

   (k) EFFECTIVE DATE. The Plan shall take effect upon its adoption by the Board; provided, however, that the Plan shall be subject to the requisite approval of the stockholders of the Company in order to comply with Section 162(m) of the Code. In the absence of such approval, the Plan (and any Awards made pursuant to the Plan prior to the date of such approval) shall be null and void.

   (l) BENEFICIARY. A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant and an Award is payable to the Participant's beneficiary pursuant to Section 7(b), the executor or administrator of the Participant's estate shall be deemed to be the grantee's beneficiary.

   (m) INTERPRETATION. The Plan is designed and intended to comply, to the extent applicable, with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply.

                           MAXCOR FINANCIAL GROUP INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         OF MAXCOR FINANCIAL GROUP INC.
        FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 6, 2002

         The undersigned hereby appoints Gilbert D. Scharf, Keith E. Reihl, Steven R. Vigliotti and Roger E. Schwed, and each of them, proxies for the undersigned with full power of substitution, to vote all shares of common stock, par value $.001 per share, of Maxcor Financial Group Inc. (the "Company"), held of record by the undersigned on April 26, 2002, at the Annual Meeting of Stockholders of the Company, to be held on Thursday, June 6, 2002, at 10:00 A.M. local time, and at any and all adjournments or postponements thereof (the "Annual Meeting"), upon the matters set forth below and described in the accompanying Proxy Statement and upon such other business as may properly come before the Annual Meeting. The undersigned hereby acknowledge(s) receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement. Any and all proxies heretofore given by the undersigned are hereby revoked.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE PROPOSALS. IF ANY OTHER BUSINESS PROPERLY COMES BEFORE THE ANNUAL MEETING, THE PROXIES WILL HAVE DISCRETIONARY AUTHORITY TO VOTE THIS PROXY WITH RESPECT THERETO IN ACCORDANCE WITH THEIR JUDGMENT.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF PROPOSALS 1, 2 AND 3.

PROPOSAL 1.  ELECTION OF DIRECTORS:

      NOMINEES:  GILBERT D. SCHARF,  MICHAEL J. SCHARF AND LARRY S. KOPP
      For    Withhold        For All
      All    All             Except
      [   ]  [   ]           [   ]______________________________________________

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED.)

           (Continued and to be signed and dated on the reverse side.)

(Continued from the other side)

PROPOSAL 2. APPROVAL OF THE MAXCOR FINANCIAL GROUP INC. 2002 STOCK OPTION PLAN:

      For     Against        Abstain
     [   ]     [   ]          [   ]

PROPOSAL 3. APPROVAL OF THE MAXCOR FINANCIAL GROUP INC. KEY EXECUTIVE INCENTIVE
            BONUS PLAN:

      For     Against        Abstain
     [   ]     [   ]          [   ]

I PLAN TO ATTEND THE ANNUAL MEETING [   ]

MARK  HERE FOR ADDRESS CHANGE AND NOTE BELOW [   ]

IF NO BOXES ARE MARKED, THIS PROXY WILL BE VOTED IN THE MANNER DESCRIBED ON THE REVERSE SIDE

Dated: _____________________________________________________, 2002

Signature:______________________________________________________________________

________________________________________________________________________________

NOTE: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.